SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☒     Definitive Proxy Statement
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☐     Soliciting Material Pursuant to § 240.14a-12

Intrusion Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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101 EAST PARK BLVD, SUITE 1200

PLANO, TEXAS 75074
(972) 234-6400
_____________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 16, 2023
_____________________

To the Stockholders of
Intrusion Inc.:

NOTICE IS HEREBY GIVEN that the 2023 Annual Meeting of Stockholders (the “Meeting”) of Intrusion Inc. (the “Company”) will be held on Tuesday, May 16, 2023, at 9:00 A.M. Local Time at 101 East Park Blvd, Plano, Texas 75074. The Meeting will be held for the following purposes:

(1)	To elect five (5) directors to serve until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

(2)	To ratify the appointment of Whitley Penn LLP as independent auditors of the Company for the fiscal year ending December 31, 2023;

(3)	To approve the Amended 2021 Omnibus Incentive Plan of Intrusion Inc.; and

(4)	To approve the 2023 Employee Stock Purchase Plan of Intrusion Inc.

To transact such other business as may properly come before the Meeting or any adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The record date for determining those stockholders who will be entitled to notice of, and to vote at, the Meeting and at any adjournment thereof is March 28, 2023. A list of stockholders entitled to vote at the Meeting will be available for inspection at the offices of the Company during the ten days prior to the Meeting.

All stockholders are cordially invited to attend the Meeting in person. Stockholders are urged, whether or not they plan to attend the Meeting, to complete, date and sign the enclosed Proxy and return it promptly in the enclosed postage prepaid envelope. Your Proxy may be revoked at any time prior to the Meeting.

By Order of the Board of Directors

Anthony J. LeVecchio
Chairman of the Board

Plano, Texas
April 14, 2023

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 16, 2023: This proxy statement and the company’s 2022 Annual Report on Form 10-K are available at www.intrusion.com.

INTRUSION INC.
101 EAST PARK BLVD, SUITE 1200

PLANO, TEXAS 75074

PROXY STATEMENT
for
ANNUAL MEETING OF STOCKHOLDERS
to be Held May 16, 2023

The enclosed proxy (the “Proxy”) is being solicited on behalf of the Board of Directors (the “Board”) of Intrusion Inc. (the “Company”) for use at the Annual Meeting of Stockholders (the “Meeting”) to be held at 101 East Park Blvd, Plano, Texas 75074, at 9:00 A.M., Local Time, on Tuesday, May 16, 2023, or at such other time and place to which the Meeting may be adjourned. Proxies, together with copies of this Proxy Statement and a copy of the Company’s Annual Report for 2022, are being mailed on or about April 14, 2023, to stockholders of record entitled to vote at the Meeting.

Execution and return of the enclosed Proxy will not affect a stockholder’s right to attend the Meeting and to vote in person. Any stockholder executing a Proxy retains the right to revoke such proxy at any time prior to exercise at the Meeting. A Proxy may be revoked by delivery of written notice of revocation to the Secretary of the Company, by execution and delivery of a later Proxy or by voting the shares in person at the Meeting. If you attend the Meeting and vote in person by ballot, your proxy will be revoked automatically and only your vote at the Meeting will be counted. A Proxy, when executed and not revoked, will be voted in accordance with the instructions thereon. In the absence of specific instructions, Proxies will be voted by those named in the Proxy “FOR” the election as directors of those nominees named in the Proxy Statement, “FOR” the approval of each of the other proposals described in this Proxy Statement, and in accordance with their best judgment on all other matters that may properly come before the Meeting.

The enclosed form of Proxy provides a method for stockholders to withhold authority to vote for any one or more of the nominees for director while granting authority to vote for the remaining nominees. The names of all nominees are listed on the Proxy. If you wish to grant authority to vote for all nominees, check the box marked “FOR.” If you wish to withhold authority to vote for all nominees, check the box marked “WITHHOLD.” If you wish your shares to be voted for some nominees and not for one or more of the others, check the box marked “FOR” and indicate the name(s) of the nominee(s) for whom you are withholding the authority to vote by writing the name(s) of such nominee(s) on the Proxy in the space provided.

RECORD DATE AND VOTING SECURITIES

Only stockholders of record at the close of business on March 28, 2023, are entitled to notice of, and to vote at, the Meeting. The stock transfer books of the Company will remain open between the record date and the date of the Meeting. A list of stockholders entitled to vote at the Meeting will be available for inspection at the executive offices of the Company. On the record date, the Company had 21,090,238 outstanding shares of Common Stock, $0.01 par value (the “Common Stock”) held of record by 89 holders.

QUORUM AND VOTING

The presence at the Meeting, in person or by Proxy, of the holders of a majority of the shares of Common Stock outstanding is necessary to constitute a quorum. Holders of Common Stock are entitled to one vote for each share of Common Stock held on each matter to be voted on at the Meeting including the election of directors. All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted towards the tabulations of votes cast on matters presented at the Meeting and will have the same effect as negative votes (other than the election of directors) whereas broker non-votes will not be counted for purposes of determining whether a matter has been approved.

1

STOCKHOLDER PROPOSALS

Assuming the presence of a quorum, the following paragraphs describe the vote required by the stockholders of record to approve each of the proposals set forth in this Proxy Statement.

•	Proposal One. The five (5) nominees receiving the greatest number of votes of the shares of Common Stock outstanding present in person or represented by Proxy at the Meeting and entitled to vote shall be deemed elected even if they receive the affirmative vote of less than a majority of the shares of Common Stock outstanding entitled to be voted at the Meeting.

•

Proposal Two. The affirmative vote of the holders of a majority of the shares of Common Stock outstanding present in person or represented by Proxy at the Meeting and entitled to vote is required for the ratification of the appointment of Whitley Penn LLP as independent auditors.

•

Proposal Three. The affirmative vote of the holders of a majority of the shares of Common Stock outstanding present in person or represented by Proxy at the Meeting and entitled to vote is required for approval of the Amended 2021 Omnibus Incentive Plan of Intrusion Inc.

•	Proposal Four. The affirmative vote of the holders of a majority of the shares of Common Stock outstanding present in person or represented by Proxy at the Meeting and entitled to vote is required for approval of the 2023 Employee Stock Purchase Plan.

The Board unanimously recommends a vote “FOR” each of proposals ONE, TWO, THREE, and FOUR as set forth in this Proxy Statement.

2

PROPOSAL ONE
ELECTION OF DIRECTORS

The Board for the ensuing year will consist of five directors who are each to be elected at the Meeting for a term of office expiring at the next Annual Meeting of Stockholders or until their respective successors have been elected and qualified. It is intended that the persons named in the following table will be nominated as directors of the Company and that the persons named in the accompanying Proxy, unless otherwise directed, will vote for the election of such nominees at the Meeting. Each of the nominees has indicated their willingness to serve as a member of the Board of Directors, if elected. However, in the event any nominee shall become unavailable for election to the Board for any reason not presently known or contemplated, the Proxy holders will be vested with discretionary authority in such instance to vote the enclosed Proxy for such substitute as the Board shall designate.

The following slate of five nominees has been nominated by the Board of Directors:

Name of Nominee	Age	Position(s)	Director Since

Anthony Scott	70	President, Chief Executive Officer, and Director	2022
Anthony J. LeVecchio (1)*	76	Chairman and Director	2020
James F. Gero (1)(3)*	78	Director	2003
Katrinka B. McCallum*(2)(3)	55	Director	2021
Gregory K. Wilson*(2)(3)	51	Director	2021

*	Independent Director as defined by Nasdaq Rule 5605(a)(2).
(1)	Member of the Compensation Committee.
(2)	Member of the Audit Committee.
(3)	Member of the Nominating and Governance Committee

Anthony Scott was appointed as our President and Chief Executive Officer on November 11, 2021, and as a director on January 21, 2022. Mr. Scott’s prior engagements demonstrate many years of executive leadership and cybersecurity experience, including serving as Federal Chief Information Officer for the U.S. government, Chief Information Officer for multi-billion corporations such as VMware, Microsoft, and The Walt Disney Company, as well as a private consultant helping organizations implement effective world class solutions for cybersecurity, IT governance and crisis management. Prior to his appointment, Scott had been serving as the founder and CEO of the TonyScottGroup, LLC., a Washington DC and Silicon Valley-based consulting and venture capital firm focused on early-stage cybersecurity and privacy technologies. Before starting the TonyScottGroup in 2017, Scott was appointed by President Obama as the Federal Chief Information Officer for the U.S. Government in February 2015. In that role, he had oversight, budget and management responsibilities for the more than $85 billion budget that the Federal Government annually spends on IT. He and his team managed the government-wide response plan after the Office of Program Management cybersecurity incident, which prompted the Cybersecurity Sprint and Implementation Plan (CSIP) that dramatically improved the information systems security posture of the Federal Government. He also created the first “State of IT” report at the end of the Obama administration, collaborating with members of Congress to create several legislative proposals to improve IT funding within the Federal Government. Scott is a renowned expert on providing public and private sector executive insights concerning matters such as digital transformation, cloud adoption, machine learning, AI, cybersecurity, governance, open data, and workforce diversity, and he has appeared frequently before Congress as well as at numerous industry forums. Prior to working at the Federal Government, Scott was the CIO at VMware, Microsoft, and The Walt Disney Company, as well as Chief Technology Officer at General Motors, and he has also held senior executive positions at Bristol Meyers Squibb, Price Waterhouse, Sun Microsystems, and Marriott. Scott holds a Bachelor of Science Degree from the University of San Francisco in Information Systems Management and a Juris Doctorate (law) degree from Santa Clara University. Mr. Scott’s many years in executive leadership roles, including serving for governmental agencies, combined with his IT and cybersecurity experience make him uniquely qualified to serve on our board and as our president and chief executive officer.

3

Anthony J. LeVecchio was appointed by the Board to serve as a Director on August 6, 2020, as Board Chair on August 20, 2020, and was appointed to serve as our “Chairman of the Board” on August 4, 2021. Mr. LeVecchio also serves on our Compensation Committee. Mr. LeVecchio is President and Owner of The James Group, Inc., a general business consulting firm that has advised CEOs across a wide range of industries in both public and private companies. Prior to forming The James Group in 1988, Mr. LeVecchio was the Senior Vice President and Chief Financial Officer for VHA Southwest, Inc., a regional healthcare system. Before that, Mr. LeVecchio held financial management positions with Philips Information Systems, Exxon Office Systems and Xerox Corporation. Mr. LeVecchio has served on the board of over 20 private companies ranging from pre-revenue startups to companies with over $100 million in annual revenues. In this capacity, he has guided companies through all phases of corporate growth including startup operations; achieving profitability; asset, debt, and equity financing; merger and acquisitions and implementation of corporate governance best practices. His previous board experience includes serving as Chairman of the Board of LegacyTexas Bank (Nasdaq) and as Co-chairman of the Board for UniPixel, Inc. (Nasdaq). Mr. LeVecchio has also served on boards for Microtune, Inc., DG FastChannel, Inc., Maxum Health, Inc., Medical Alliance, and ASDS. As a public company director, he has experience with IPOs; secondary offerings; Sarbanes Oxley preparedness and qualification for 404 accelerated filers; Nasdaq de-listing and relisting; SEC stock option backdating investigations and class action lawsuit resolution; and Dodd Frank implementation. In addition to his business activities, Mr. LeVecchio is a lecturing professor in the School of Management at University of Texas, Dallas, and is a member of the advisory board for The Institute for Excellence in Corporate Governance at UTD. In 2014, he was named as an Outstanding Public Company Director by the Dallas Business Journal. He has participated as a speaker and panelist on several occasions for Bank Director and Corporate Board Member. Mr. LeVecchio received a Bachelor of Economics from Rollins College, Winter Park, Florida, and an M.B.A. in Finance from the same institution where he remains an active alumnus and a former member of their Board of Trustees. Mr. LeVecchio was selected to serve as our Board Chair and on our Compensation Committee because of his standing as a financial expert and corporate governance expert.

James F. Gero was named a Director of the Company on October 27, 2003, and serves as the Chair of our Compensation Committee and our Nominating and Governance Committees. Mr. Gero is former Executive Chairman of Orthofix, N.V. (Nasdaq), and has served on the board of Orthofix from 1995 to 2013. He also serves on the Board of LCI Industries (NYSE), where he also had previously served as its Chairman. Previously, he was a director of REI (NYSE), American Medical Electronics (Nasdaq), DF&R (Nasdaq), Spar Aerospace (TSE), and numerous private companies including Thayer Aerospace. During his 50-year business career he was Chairman and CEO of Sierra Technologies, a diversified technology driven company, Chairman and CEO of Varo, Inc. (NYSE), a developer and manufacturer of various aerospace and defense products, one of the founders of Clearwire Corporation, and early on was Vice President and General Manager of Allied Corp. (now Honeywell). Presently, he manages his investments in private equity and the public markets. Educationally, Mr. Gero has a B.S. in Chemistry and Biology from State University of New York, an M.B.A. from the University of New Haven, and an M.S. in Strategic Planning from Fairleigh Dickinson and an honorary Doctorate of Business degree from the University of New Haven. He has significant experience in general management, board governance, and private investing. He is well disciplined in management, finance, operations, and other functions required in operating a business. Mr. Gero’s extensive experience serving on boards of both public and private companies and his knowledge in the areas of strategic planning, finance, and corporate governance makes him particularly qualified for service on our Board, Audit Committee, Nominating and Governance Committee, Chair of our Compensation Committee, and Chair of our Nominating and Corporate Governance Committee.

Katrinka B. McCallum was appointed to our Board in February of 2021 and serves as Chair of our Audit Committee and as a member of our Nominating and Corporate Governance Committee. Most recently, Ms. McCallum was Vice President of Customer and Product Experience at Red Hat, a leading provider of enterprise open-source solutions, which was acquired by IBM in 2019. She joined Red Hat in 2007 as VP of Investor Relations and has served in a variety of Vice President positions within the Products & Technologies organization during her tenure there. During her career, that spans more than two decades in enterprise software, Ms. McCallum led business units, sales and marketing organizations as well as engineering and operations teams. She developed a reputation for driving strategy into actions that intelligently aligned the operational backbone and accelerated the business. Ms. McCallum serves on the board of Rimini Street, Inc. (Nasdaq: RMNI) and is Chair of the compensation committee and a member of their audit committee. In addition, she has served on corporate boards including Micromuse, Inc. (Nasdaq) and Round Pond, a subsidiary board of Red Hat, Inc. Ms. McCallum is a member of the North Carolina Board of Science, Technology & Innovation, where she also co-chairs the Data Economy committee. In addition, she was a member of the executive committee for the North Carolina Technology Association board. Ms. McCallum has an M.B.A. from The Fuqua School of Business at Duke University, a B.A. in Economics from Wellesley College, and a Certificate in Accounting from Northeastern University. And though now inactive, Ms. McCallum earned her CPA license while working as an auditor for Deloitte and she is an active member of the National Association of Corporate Directors and completed the NACD’s Director of Professionalism certification and earned the Certification for Cybersecurity Oversight. Ms. McCallum’s broad array of business experience and expertise as a strategic high growth technology leader, financial expert, as well as her general business acumen across a broad range of public, private, and non-profit organizations makes her particularly qualified for service on our Board, our Nominating and Governance Committee, and as Chair of our Audit Committee.

4

Gregory K. Wilson was elected to our Board in May of 2021 and serves on our Audit and on our Nominating and Corporate Governance Committees. Mr. Wilson recently became the Chief Information Security Officer at Docupace, a company that provides a suite of digital solutions to assist broker-dealers, registered investment advisers and other financial professionals. Docupace streamlines and automates client onboarding, document management, advisor transitions and other critical workflows while maintaining SEC and FINRA compliance. Prior to that, Mr. Wilson was Chief Information Security Officer at Pioneer Natural Resources from 2018 through the end of 2020, where he was responsible for the development and execution of its information security, risk, compliance, and privacy program, which included risk management, incident response, vendor management and security governance. From 2014 until his move to Pioneer, Mr. Wilson was Head of Information Security at 1st Global. Mr. Wilson is an experienced leader with more than 23 years of experience in IT Risk Management, Information Security, IT Audit, Litigation Support, Privacy, Business Continuity and Disaster Recovery Planning, Training and Awareness and Compliance Management. Mr. Wilson has expert knowledge in risk assessment and security compliance with the regulatory requirements of Sarbanes-Oxley (SOX), Payment Card Industry (PCI), Health Insurance Portability and Accountability Act (HIPAA), Gramm Leach-Bliley Act (GLBA), US Patriot Act and General Data Protection Regulation (GDPR). Mr. Wilson serves as an Advisor to Menlo Ventures, YL and Vation Ventures and on several corporate Advisory Boards and Dallas Innovation Advisory Council as well as several professional and community boards. Mr. Wilson received his master’s degree in Economics from the University of Oklahoma and his bachelor's degree in Public Administration from the University of Nebraska at Omaha. Mr. Wilson has completed the NACD’s Director Professionalism certification and has been designated a Qualified Technology Expert by the Digital Director Network. Mr. Wilson holds the CISSP, CISM, CGEIT, CDPSE, PSM and PMP certifications as well as his Series 7, 24 and 66. Mr. Wilson’s extensive experience serving on private corporate, governmental, and nonprofit boards as well as his leadership and experience in Information Security strategy, risk governance, enterprise risk management, digital transformation, regulatory compliance, incident response, mergers and acquisitions, and operations makes him particularly qualified for service on our Board.

All directors of the Company hold office until the next ensuing annual meeting of stockholders or until their respective successors are duly elected and qualified. All officers of the Company are elected annually by the Board and serve at the discretion of the Board. There are no family relationships between any director or officer of the Company and any other such person.

Stockholder Approval

The affirmative vote of a plurality of the 21,090,238 shares of Common Stock outstanding present in person or by proxy at the Meeting is required for the election of each of the nominees for director.

The Board recommends a vote “FOR” the election of such nominees.

5

CORPORATE GOVERNANCE

The business affairs of the Company are managed under the direction of the Board. The Board meets on a regularly scheduled basis during the fiscal year of the Company to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings as required from time to time when important matters arise requiring Board action between scheduled meetings. The Board of Directors or its authorized committees met 21 times during the 2022 fiscal year. During fiscal year 2022, each director participated in at least 75% or more of the aggregate of (1) the total number of meetings of the Board of Directors (held during the period for which he was a director) and (2) the total number of meetings of all committees of the Board on which he served (during the period that he served).

Director Independence

Each of Anthony J. LeVecchio, James F. Gero, Katrinka B. McCallum, Jamie M. Schnur, and Gregory K. Wilson are “independent” members of our board of directors as “independence” is defined in Nasdaq Marketplace Rule 5605(a)(2).

Family Relationships

There are no family relationships between any director, nominee for director, or officer of the Company and any other such person.

Board Role in Risk Oversight and Management

The Board has an active role in the oversight and management of the Company’s risks and carries out its role directly and through Board committees. The Board’s direct role in the Company’s risk management process includes regular or periodic receipt and discussion of reports from management and the Company’s inside and outside counsel and advisers on areas of material risk to the Company, including operational, strategic, financial, legal, and regulatory risks.

While overall enterprise-wide risk management is ultimately the responsibility of the Board, the Audit Committee is delegated with the authority to oversee the identifying, assessing, and monitoring of such risks, delegating authority for discrete risk management oversight to the appropriate committees of the Board or to a Risk Oversight sub-committee of the Audit Committee. The Audit Committee shall report regularly to the Board at-large on its activities in risk oversight, pass along reports from any Committees or sub-committees with oversight authority, and make recommendations for any changes, modifications, improvements, or expansions of the Company’s risk assessment and management policies and procedures.

The Board has also addressed risk through the adoption of corporate policies. The Board has adopted a Code of Business Conduct and Ethics designed to ensure that directors, officers, and employees of the Company are aware of their legal and ethical responsibilities and conduct the Company’s business in a consistently legal and ethical manner.

The Company has not adopted any practices or policies regarding the ability of our employees (including officers) or Directors, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our Common Stock either granted to the employee or director by the Company as part of the compensation of the employee or director; or held, directly or indirectly, by the employee or director.

6

Committees

The Board has established Audit, Compensation, and Nominating and Governance, and Dislocure Committees to devote attention to specific subjects and to assist it in the discharge of its responsibilities. The functions of the Audit Committee, the Compensation Committee, the Nominating and Governance Committee, and Disclosure Committee are described below.

Audit Committee. The Audit Committee for fiscal year 2022 was composed of Ms. McCallum (Chair), who serves as our audit committee financial expert, Mr. Wilson, and Mr. Schnur. The duties and functions performed by our Audit Committee are set forth in the “Report of the Audit Committee.” Each member of our Audit Committee is an independent director, as defined by Nasdaq Rule 5605(a)(2). The Audit Committee is governed by a written charter, which was amended and restated by the Board on September 14, 2020, and further amended on March 11, 2022, and a copy of the charter is included under the “investor relations” section on the Company’s website, www.intrusion.com. The Audit Committee held 5 meetings during fiscal year 2022.

Compensation Committee. The Compensation Committee for fiscal year 2022 was composed of Mr. Gero (Chair), Mr. LeVecchio, and Mr. Schnur, each of whom was an independent director, as defined by Nasdaq Rule 5605(a)(2). The Compensation Committee met 4 times and acted unanimously by written consent during the 2022 fiscal year. The Compensation Committee is empowered to advise management and make recommendations to the Board with respect to the compensation and other employment benefits of executive officers, key employees, and directors of the Company. The Compensation Committee also administers the Company’s equity incentive plan for officers, key employees and directors, and the Company’s incentive bonus programs for executive officers and employees. The Compensation Committee is authorized, among other powers, to determine from time to time the individuals to whom awards shall be granted, the number of shares to be covered by each award and the time or times at which awards shall be granted pursuant to the equity incentive plan. The Compensation Committee is governed by a written charter that was approved by the Board on September 14, 2020, as amended on March 11, 2022, and a copy of this charter is included under the “investor relations” section on the Company’s website, www.intrusion.com.

Nominating and Governance Committee. The Nominating and Governance Committee is composed of Mr. Wilson (Chair), Ms. McCallum, and Mr. Gero, each of whom is an independent director, as defined by Nasdaq Rule 5605(a)(2). The Nominating and Governance Committee is governed by a written charter that was approved by the Board on September 14, 2020, as amended on March 11, 2022, and a copy of this charter is included under the “investor relations” section on the Company’s website, www.intrusion.com. The Nominating and Governance Committee met 3 times during 2022. All our 2023 director nominees were recommended for nomination by the Nominating and Corporate Governance Committee.

Disclosure Committee. The Disclosure Committee for fiscal year 2022 was composed of Mr. LeVecchio (Chair), Ms. McCallum, and Mr. Schnur, each of whom was an independent director, as defined by Nasdaq Rule 5605(a)(2), and included the Company’s CEO, CFO, and legal counsel. The Disclosure Committee reviews, comments on, and approves all outgoing press releases and 8-K current reports prior to their release. The Committee’s review and approval of press releases and 8-K filings are documented as they occur.

7

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee has discussed with Whitley Penn LLP, the Independent Registered Public Accounting Firm to the Company, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, the matters required to be discussed by PCAOB Auditing Standard No. 16, Communications with Audit Committees, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has received and reviewed the written disclosures and the letter from Whitley Penn LLP required by applicable requirements of the PCAOB regarding Whitley Penn LLP’s communications with the Audit committee concerning independence, and the Audit Committee has discussed with Whitley Penn LLP its independence.

The Audit Committee discussed with Whitley Penn LLP the overall scope and plans for their audit. The Audit Committee meets with Whitley Penn LLP, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit Committee held five meetings during the fiscal year 2022.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2022, for filing with the SEC. The Audit Committee and the Board have also recommended, subject to stockholder ratification, the selection of Whitley Penn LLP as the Company’s Independent Registered Public Accounting Firm.

Respectfully submitted, AUDIT COMMITTEE of the Board of Directors Katrinka B. McCallum, Audit Committee Chair Jamie M. Schnur, Audit Committee Member Gregory K. Wilson, Audit Committee Member

8

REPORT OF COMPENSATION COMMITTEE

The Compensation Committee is responsible for administering the compensation programs of the executive officers. The Compensation Committee sets performance goals and objectives for the Chief Executive Officer and the other executive officers, evaluates their performance with respect to those goals and sets their compensation based upon the evaluation of their performance. In evaluating executive officer pay, the Compensation Committee may consider recommendations from the Chief Executive Officer with respect to goals and compensation of the other executive officers. The Compensation Committee also periodically reviews director compensation. All decisions with respect to executive and director compensation are approved by the Compensation Committee and recommended to the full Board for ratification.

The Compensation Committee is responsible for administering all the Company’s equity-based plans. The Compensation Committee also periodically reviews compensation and equity-based plans and makes its recommendations to the board with respect to these areas.

It is the opinion of the Compensation Committee that the executive compensation policies and plans, including, without limitation, the Amended 2005 Stock Incentive Plan, the 2015 Stock Incentive Plan, and the proposed amended Intrusion Inc. 2021 Omnibus Incentive Plan, as amended by Proposal No. 3, provide the necessary total remuneration program to properly align the Company’s performance and the interests of the Company’s stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

Respectfully submitted,

COMPENSATION COMMITTEE
of the Board of Directors

James F. Gero, Compensation Committee Chair

Anthony J. LeVecchio, Compensation Committee Member
Jamie M. Schnur, Compensation Committee Member

9

EXECUTIVE COMPENSATION

Executive Officers

The following table sets forth the names and ages of all our NEOs, their respective positions with the Company, and the period during which each has served as an executive officer.

Name of Officer	Age	Position(s)	Officer Since
Anthony Scott	70	President, Chief Executive Officer, and Director	2021
Kimberly Pinson	58	Chief Financial Officer	2022
B. Franklin Byrd	58	Chief Financial Officer	(1)
T. Joe Head	66	Chief Technical Officer	2003
Jack B. Blount		Former President, Chief Executive Officer, and Director	(2)

(1)	Mr. Byrd resigned from his position with the Company in May of 2022.
(2)	Mr. Blount resigned from all his positions with the Company in July of 2021.

The biography for Anthony Scott is provided in “Proposal One – Election of Directors.”

T. Joe Head currently serves as our Chief Technology Officer, was a co-founder of the Company, and has served as a director since the Company’s inception in September 1983 until the election of directors at last year’s Annual Meeting. Prior to co-founding the Company, Mr. Head held the positions of Product Marketing Manager and Marketing Engineer of Honeywell Optoelectronics, from 1980 to 1983. Mr. Head holds a B.S. degree in Electrical Engineering from Texas A&M University.

Kimberly Pinson was appointed on June 27, 2022, to replace B. Franklin Byrd, who resigned from that position. Mr. Byrd brings more than 25 years of experience leading finance and related functions for global software, technology, medical devices, healthcare, and real estate companies. Prior to joining Intrusion, Inc., Ms. Pinson served as CFO for NetFortis since 2020 as well as for EndoStim, Inc from 2016 to 2020. Prior to joining EndoStim, Inc, Ms. Pinson served as CFO for United Orthopedic Group, as well as in senior finance leadership roles at Quadrem, Xtria, Novo Networks, and Centex. Ms. Pinson began her career at Grant Thornton in audit, has a BBA from the University of Texas at Dallas and was a licensed certified public accountant from 1989 to 2020.

All executive officers of the Company are elected annually by the Board and serve at the discretion of the Board. There are no family relationships between any director or executive officer and any other such person.

Summary Compensation Information

The following table sets forth certain summary information regarding all cash compensation earned by the each of the Company’s Chief Executive Officer and Chief Financial Officer, each of the Company’s former Chief Executive Officer and Chief Financial Officer, and one other executive officer who have served during the last two fiscal years in all capacities in which they served the Company and its subsidiaries. The individuals listed below have been determined by the Company to be its “Named Executive Officers” for fiscal year 2022.

10

2022 SUMMARY COMPENSATION TABLE (1)

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	All Other Compensation	Total
						(2)
Anthony Scott	2022	$425,000	$–	$–	$–	$–	$425,000
President, Chief Executive Officer, Director (4)	2021	$49,039	$–	75,000	$–	$–	$124,039

Kimberly Pinson	2022	$135,000	$–	$–	$78,178	$–	$213,178
Chief Financial Officer (5)	2021	$–	$–	$–	$–	$–	$–

B. Franklin Byrd,	2022	$117,404	$–	$–	$66,851	$1,174	$185,429
Former Chief Financial Officer (6)	2021	$275,000	$–	89,351	$240,800	$2,750	$607,901

T. Joe Head	2022	$270,000	$–	–	$–	$1,558	$271,558
Chief Technology Officer	2021	$270,000	$–	89,351	$–	$1,438	$381,542

Jack B. Blount (7)	2022	$–	$–	–	–	$–	$–
Former President, Chief Executive Officer, & Director	2021	$227,508	$–	–	$–	$181,360	$408,868

(1)	No non-equity incentive plan compensation was paid, and no pension or non-qualified deferred compensation earnings were awarded to the Named Executive Officers for the last two fiscal years. These columns have been omitted from the table.
(2)	Represents the aggregate grant date fair value computed in accordance with the FASB ASC Topic 718. The FASB ASC Topic 718 full grant date fair value and will be expensed and reported as the option vests for each Named Executive Officer. A complete discussion of the assumptions used to calculate such values can be found in the Company’s 2022 Annual Report on Form 10-K, which accompanies this Proxy Statement.
(3) (4)

This amount includes the annual employer matching contributions under the Company’s tax qualified Section 401(k) Savings Plan, in the case of Mr. Blount, the amount represents payment related to his Separation and Release Agreement.

Mr. Scott was appointed President and Chief Executive Officer effective November 15, 2021.

(5)	Ms. Pinson was appointed Chief Financial Officer effective June 27, 2022; therefore, no compensation was paid to Ms. Pinson for fiscal year 2021.
(6)	Mr. Byrd resigned his position as Chief Financial Officer effective in May 2022.
(7)	Mr. Blount resigned all his positions with the Company in July 2021 under the terms of a Separation and Release Agreement.

2022 Principal Elements of Executive Compensation

The Compensation Committee engaged Longnecker, its independent compensation consultant, in 2022 to review the overall competitiveness of our executive compensation program, with continued focus on aligning management compensation with performance and Intrusion’s general strategy. Based on these reviews and the continued evolution of Intrusion’s strategic direction, we made material adjustments to our compensation programs for executive officers, which are described below.

Element	Purpose
Base Salary:	Provide market competitive level of fixed compensation for the fundamental duties required of the position to attract and retain talent

Annual Cash Incentive Award:	Motivate and reward performance achievement against stated annual Company and individual goals.

Annual Long-Term Equity Incentive Award:	Reward creation of long-term stockholder value and achievements consistent with our long-term business strategies.

11

Base Salary

The salaries of the executive officers, including the Chief Executive Officer, are determined annually by the Compensation Committee with reference to the following without specific weighting:

•	salaries paid to executives with similar responsibilities at companies of a comparable size and sales volume, primarily in the high technology industry;
•	each officer’s performance; and
•	the Company’s overall financial results.

The Compensation Committee believes that other companies likely compete with the Company for executive talent and that the Company must offer salaries within a competitive market range to attract and retain talented executives. However, the Compensation Committee manages salaries for the executive group as a whole in a conservative fashion in order to place more emphasis on incentive compensation.

Bonus

To reinforce the attainment of corporate objectives, the Compensation Committee believes that a substantial portion of the potential annual compensation of each executive officer should be in the form of short-term, variable incentive pay. The incentive cash bonus program for executives is established annually by the Compensation Committee based upon the Company’s achievement of sales and/or earnings targets established at the beginning of the fiscal year. The incentive plan for executives requires a threshold level of Company financial performance before any incentives are awarded. Once the threshold objective for sales and/or earnings for a fiscal year is reached, specific formulas are in place to calculate the actual incentive payment for each executive for such year.

During 2019, the Compensation Committee adopted the 2019 management incentive plan. Under the terms of the 2019 management incentive plan, the bonus payable to each executive officer was based on sales targets. Intrusion utilized this same plan structure for 2021 and 2022.

Bonuses Awarded

In the fiscal years 2022 and 2021, the Company did not achieve its targeted sales and/or earnings goals and did not reach its threshold level of sales and/or earnings for bonuses. Per the employee incentive plan, the Company did not award full-time, non-commissioned employees a bonus. This included our current executive officers.

Stock Option and Equity Incentive Programs

The goal of the Company’s short and long term equity-based incentive awards is to align the interests of executive officers with the Company’s stockholders. The Compensation Committee determines the value allocated to equity-based incentives according to each executive’s position within the Company, individual performance, contributions to achievement of corporate objectives and related factors, and grants equity awards to create a meaningful opportunity for stock ownership. In 2021, the Board approved a new performance-based compensation plan that is benchmarked to its peer group and provides for short- and long-term incentives in the form of cash, stock option grants, restricted stock issuances, and performance stock unit awards when performance meets or exceed expectations.

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Equity Awards Granted

The Company grants equity awards to the executive officers and employees in order to retain their services and increase their performance potential to help attain long-term goals of the Company. There is no set formula for the granting of awards to individual executives or employees. In 2022 and 2021, the Company granted stock options to purchase 333,500 and 606,000 shares of the Company’s Common Stock to employees, respectively. Of these amounts, options to purchase 45,000 shares were granted to two Named Executive Officers in 2022 and 50,000 shares were granted to one Named Executive Officer in 2021. During fiscal year 2021, the Company issued 95,323 restricted stock units to employees, of which 69,349 were issued to three Named Executive Officers. No restricted stock units were granted to employees in 2022.

Timing of Awards

Equity awards to executive officers and other key employees are typically granted annually in conjunction with the review of the individual’s performance. This review typically takes place in January. Grants to newly hired employees are typically effective at the first Compensation Committee meeting following the employee’s first day of employment, after approval by the committee. The exercise price of all stock options is set at the then current day’s closing price of the Common Stock.

Stock Ownership Guidelines

The Company does not have any standard stock ownership guidelines. However, all executives are encouraged to retain stock options and other shares that they directly own.

Perquisites

The Company limits the perquisites that are made available to executive officers. The Company does not have a pension program for executives or employees.

The perquisites provided by the Company in fiscal year 2022 are as follows. All employees who participated in the Company’s 401(k) plan may receive up to $2,700 in matching funds. All the Named Executive Officers who participated in the 401(k) plan received matching funds. The health and life insurance plans are the same for all employees. In general, all employees and dependents base health premiums are paid 72% by Intrusion and 28% by the employees. All employees are also provided with life insurance up to $50,000. This policy is the same for all employees, including executive officers.

Employment Agreements

Neither the Company nor its subsidiaries have any employment agreements with any of its Named Executive Officers other than an Executive Employment Agreement, dated November 11, 2021, between the Company and Anthony Scott. The material terms of this Employment Agreement are as follows: a $425,000 annual cash salary; a one time restricted stock award equivalent to $75,000 of common stock based on the closing price on November 11, 2021; the ability to earn up to two times his annual salary (in cash or a combination of cash and stock option awards) under the terms of the Company’s existing executive incentive based bonus plan; the ability to participate in the Company’s long-term incentive plan; as well as other reasonable and customary benefits provided by the Company. In addition, the Employment Agreement requires that the Board nominate Mr. Scott for election as a director at the Annual Meeting.

On March 27, 2023, the Board approved an amendment to the Executive Employment Agreement. The amendment effected a change to Mr. Scott’s compensation package (the “Amendment”). The Amendment provided for a temporary 50% reduction of Mr. Scott’s annualized base salary during the period beginning March 24, 2023, to September 22, 2023, equal to $106,250 and granted an award of options to purchase 131,715 shares of Common Stock of Intrusion, Inc. The options vest one-year from the date of the award and state an exercise price of $1.21 per share.

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Long-term Incentive Plan

No long term incentive has been awarded in 2022 or 2021.

Outstanding Equity Awards at the End of Fiscal Year 2022

2022 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

The following table sets forth information with respect to the options outstanding by the Named Executive Officers held at fiscal year-end.

	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)(1)	Option Exercise Price ($)	Option Exercise Date (2)	Number of Shares or Units Not Vested (#)	Market Value Shares or Units Vested ($)(3)
Name	Exercisable	Unexercisable			Not Vested	Not Vested
Anthony Scott	–	–	$–	–	8,701	$27,495

Kimberly Pinson	–	25,000	$3.45	11/10/2032	–	–

T. Joe Head	50,000	–	$0.48	2/7/2023	–	–
	50,000	–	$1.80	2/6/2024	–	–
	–	–	$–	–	17,316	$54,719

_______________________

(1)	Options become exercisable in three equal annual installments beginning on the first anniversary date of grant.
(2)	The expiration date of each option occurs between ten years after the date of grant of each option.
(3)	The market value was computed by multiplying the closing market price of common stock on December 31, 2022 ($3.16) by the number of restricted stock awards that have not vested.

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DIRECTOR COMPENSATION

Overview of Compensation and Procedures

Similarly, to the setting of executive compensation, the Compensation Committee reviews the level of compensation of non-employee Directors on an annual basis. The Company has historically used data from a number of different sources to determine the compensation for non-employee Directors. Some examples of the data used include publicly available data describing director compensation in peer companies and survey data collected by the Company.

We compensate non-employee members of the Board through a mixture of cash and equity-based compensation. Each non-employee Director currently receives an annual cash retainer fee of $30,000. In addition, our Chairman receives an annual fee of $30,000 for his service with each of the members serving as the Audit Committee Chair and Compensation Committee Chair receiving an additional annual fee of $12,500 for their service. Each non-employee Director is also reimbursed for all reasonable expenses incurred in attending such meetings. Directors who are also full-time employees of the Company receive no additional compensation for serving as directors. During 2022, Mr. Scott, our President, and Chief Executive Officer, served on the current Board with no additional compensation.

Since the 2021 Annual Meeting of Stockholders, it has been the Company’s practice to provide each non-employee director with restricted stock awards of the Company’s Common Stock at the Annual Meeting in an amount equal to $70,000 determined by the closing price of the Company’s stock on the day of such award. These awards cliff vest on the one year anniversary of the award.

2022 DIRECTOR COMPENSATION

Name and Principal Position	Fees Earned or Paid in Cash	Stock Awards	Total
	($)	($)	($)
Anthony Scott (1) President and Chief Executive Officer	–	–	–

Anthony J. LeVecchio Board Chair	60,000	70,001	130,001

Jim Gero Board Member	42,500	70,001	112,501

Katrinka B. McCallum Board Member	42,500	70,001	112,501

Gregory K. Wilson Board Member	30,000	70,001	100,001

Jamie M. Schnur Board Member	30,000	70,001	100,001

____________________

(1)	No fees were paid to Company employees for serving as a Director of the Company.

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NOMINATION OF DIRECTORS

In nominating and evaluating candidates to determine if they are qualified to become Board members, the Nominating and Governance Committee considers a number of attributes, including:

•	personal and professional character, integrity, ethics, and values, without regard to race, religion, gender, or national origin;
•	general business experience and leadership profile, including experience in corporate management, such as serving as an officer or former officer of a publicly held company, or experience as a board member of another publicly held company;
•	strategic planning abilities and experience;
•	aptitude in accounting and finance;
•	expertise in domestic and international markets;
•	experience in the network security or telecommunications industry;
•	understanding of relevant technologies;
•	academic expertise in an area of the Company’s operations;
•	communications and interpersonal skills; and
•	practical and mature business judgment.

The Nominating and Governance Committee also evaluates Board members’ and nominees’ service on the boards of other public companies. These directors also evaluate candidates identified by their personal contacts and other Board members.

The Nominating and Governance Committee will also consider nominees proposed by stockholders. Although the Company has no formal policy regarding stockholder nominees, stockholder nominees are viewed in substantially the same manner as other nominees. The consideration of any candidate for director will be based on the assessment of the individual’s background, skills and abilities, and if such characteristics qualify the individual to fulfill the needs of the Board at that time. To recommend a prospective nominee for consideration, stockholders should timely submit the candidate’s name and qualifications to the Company’s Secretary in writing at 101 East Park Blvd., Suite 1200, Plano, TX 75074. There have been no changes to the procedures by which stockholders may recommend nominees to the Board since the date of the Company’s proxy statement for its 2022 annual meeting of stockholders. The Nominating and Governance Committee annually reviews the requisite skills and characteristics of Board members, as well as the composition of the Board as a whole. This assessment includes a consideration of independence, diversity, skills, experience, and industry backgrounds in the context of the needs of the Board and the Company. Directors are expected to exemplify the highest standards of personal and professional integrity and to constructively challenge management through their active participation and questioning.

Communication with the Board

The Company does not have formal procedures for stockholder communication with the Board. Any matter intended for the Board, or for any individual member or members of the Board, should be directed to the Company’s Secretary at the address of the Company indicated above, with a request to forward the same to the intended recipient. In general, all stockholder communication delivered to the Company’s Secretary for forwarding to the Board or specified Board members will be forwarded in accordance with the stockholder’s instructions, unless the Secretary believes the question or issue may be addressed adequately by the Company’s investor relations department. However, the Secretary reserves the right to not forward to Board members any abusive, threatening or otherwise inappropriate materials. The Board believes that more formal procedures are not necessary to permit shareholders adequate access to its members.

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Policy Regarding Board Attendance at Stockholders Meetings

Although it has no formal policy requiring attendance, the Company encourages all directors to attend all meetings of stockholders. All the then serving members of the Board attended the 2022 Annual Meeting of Stockholders.

Code of Business Conduct and Ethics

All the Company’s directors and employees are required to abide by the Company’s Code of Business Conduct and Ethics, which the Company adopted on September 14, 2020, as amended on March 16, 2022 (the “Code”) to ensure that the Company’s business is conducted in a consistently legal and ethical manner and to avoid instances of insider trading. The Code covers areas of professional conduct that include conflicts of interest, fair dealing and the strict adherence to all laws and regulations applicable to the conduct of the Company’s business. The full text of the Code is published on the Company’s website under the investor relations tab at www.intrusion.com. The Company intends to disclose future amendments to, or waivers from, certain provisions of the Codes of Ethics on the Company’s website within four business days following the date of such amendment or waiver. Upon the written request of any stockholder, the Company will furnish, without charge, a copy of the Code. This request should be directed to the Company’s Secretary at 101 East Park Blvd., Suite 1200, Plano, TX 75074.

17

PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has appointed Whitley Penn LLP to serve as independent auditors of the Company and to audit its consolidated financial statements for fiscal year 2023, subject to ratification by the Company’s stockholders at the Meeting. Whitley Penn LLP has served as the Company’s Independent Registered Public Accounting Firm since July 2009. To the knowledge of management of the Company, neither such firm nor any of its members has any direct or material indirect financial interest in the Company, nor any connection with the Company in any capacity other than as independent auditors.

Although stockholder ratification and approval of this appointment is not required by the Company’s bylaws or otherwise, in keeping with the Company’s policy that its stockholders should be entitled to a voice in this regard and as a matter of good corporate practice, the Board is seeking ratification of this appointment. If the appointment is not ratified, the Board must then determine whether to appoint other auditors prior to the end of the current fiscal year. In such a case, the opinions of stockholders will be taken into consideration.

Fees Paid to Independent Registered Public Accounting Firm

The Audit Committee has reviewed the following audit and non-audit fees the Company has paid to Whitley Penn LLP for 2021 and 2022 for purposes of considering whether such fees are compatible with maintaining the auditor’s independence. The policy of the Audit Committee is to pre-approve all audit and non-audit services performed by Whitley Penn LLP before the services are performed, including all the services described below under “Audit-Related Fees,” “Tax Fees” and “All Other Fees” below.

Audit Fees. Fees billed for service rendered by our Accounting Firm for the reviews of Forms 10-Q and for the audit of the consolidated financial statements of the Company were $127,436 for 2021 and $186,685 for 2022. Fees billed for the services rendered by our Accounting Firm for the review of our registration statement on Form S-3 for our offerings of Common Stock that in March and August of 2022 were $32,500. Fees billed for the services rendered by our Accounting Firm for the review of our registration statement on Form S-3 for us at the market offering of Common Stock that commenced in August of 2021 were $39,000.

Audited-Related Fees. Aggregate fees billed for all audit-related services rendered by our Accounting Firm were $0 for 2021 and 2022.

Tax Fees. Aggregate fees billed for permissible tax services rendered by our Accounting Firm consisted of $15,875 for 2021 and $12,550 for 2022. These amounts include tax strategy services, preparation of sales tax returns, preparation of federal and state income tax returns, preparation of property tax and franchise tax returns and international tax issues.

All Other Fees. Aggregate fees billed for all other services rendered by our Accounting Firm consisted of $0 for 2021 and 2022.

Representatives of Whitley Penn LLP are expected to attend the Meeting and will be afforded the opportunity to make a statement. The representatives will also be available to respond to appropriate questions.

The enclosed Proxy will be voted as specified, but if no specification is made, it will be voted “FOR” the adoption of the resolution of ratification.

The Board recommends a vote “FOR” this proposal.

18

PROPOSAL THREE

APPROVAL OF AN AMENDMENT TO THE

INTRUSION INC. 2021 OMNIBUS INCENTIVE PLAN

On March 27, 2022, our Board adopted an amendment (the “Amendment”) to the 2021 Omnibus Incentive Plan (the “Plan”), which makes the following material changes to the Plan (as amended by the Amendment, the “Amended Plan”): (1) permits the Compensation Committee to recognize the existence of special circumstances with the approval of the Board of Directors; and, (2) under such special circumstances, issue awards not otherwise subject to the attainment of a performance criteria to vest during a period less than one (1) year. If the Amendment is approved by our stockholders, the Amendment will become effective on the date of this Annual Meeting.

We are asking for your approval of an amendment to the Intrusion Inc. 2021 Omnibus Incentive Plan (the "Amendment"). Section 2 (vv) is being added to include a definition of “Special Circumstances.” Section 4(d) is being amended to allow vesting to occur in a period less than one (1) year under Special Circumstances.

Important facts about the Plan and the Amendment:

•	The Amendment does not increase the number of shares of restricted stock that can be issued under the Plan;

•	The Amendment will not result in any additional cost to the Company;

•	The Company may continue to make awards whether or not the Amendment is approved.

The Plan was originally approved by shareholders on May 18, 2021. On March 25, 2023, the Compensation Committee adopted the Amendment and, on March 27, 2023, the Board directed that the Amendment be submitted to shareholders for approval at the 2023 Annual Meeting of Shareholders. The Amendment will be approved upon the affirmative vote of a majority of the votes cast by holders of shares of Common Stock voting in person or by proxy at the meeting.

To the extent we grant any awards under the Plan between April 14, 2023, and the effective date of the Amended Plan, the available share reserve under the Amended Plan (if the Amendment is approved) will be reduced from 1,000,000 shares (i.e., the remaining available reserve as of April 14, 2023) by the number of shares that we grant under the Plan, if any, during such period; however, we do not currently expect to grant awards under the Plan prior to the effective date of the Amended Plan.

A copy of the Amended Plan is attached as Appendix A to this Proxy Statement.

Stockholder Approval

This Proposal 3 is seeking approval of the Amendment. In general, stockholder approval of the Amendment is necessary in order for us to meet the stockholder approval requirements of the principal securities market on which shares of our Common Stock are traded and to grant stock options that qualify as incentive stock options, as defined under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and/or as non-qualified stock options depending on the term and conditions of the awards.

If stockholders do not approve this Proposal 3, the Plan’s existing provisions requiring vesting of awards to occur during a period of one (1) year or more under any circumstances shall remain in effect. There are no pending or conditional awards which would be affected by the approval or rejection of this Proposal.

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Proposed Short-Term Vesting Rights Under Special Circumstances

We are asking our stockholders to approve the Amendment because we believe that under appropriate circumstances a non-qualified award under the Plan that vests during a period of less than one (1) year may be warranted as determined by the sound discretion of the Compensation Committee and approved by the Board. The purpose of the Amendment is to provide a flexible framework that will permit the Board to develop and implement a variety of stock-based programs based on the changing needs of the Company and its competitive market. We believe it is in the best interest of our stockholders for officers, employees, consultants, and members of the Board to own stock in the Company and that such ownership will enhance our ability to attract highly qualified personnel, to strengthen our retention capabilities, to enhance our long-term performance, and to give participants an opportunity to share in the success of the Company and its subsidiaries. If the Amendment is not approved, we believe our recruitment and retention capabilities will be adversely affected.

Administration

The Compensation Committee will administer the Amended Plan and has complete discretion, subject to the provisions of the Amended Plan, to select the participants who are to receive awards under the Amended Plan; to authorize the grant of stock options, stock grants, stock units and stock appreciation rights awards under the Amended Plan and determine the number, vesting requirements and features and conditions of such awards; to correct any defect, supply any omission, or reconcile any inconsistency in the Amended Plan or award agreement; to accelerate the vesting or extend the post-termination exercise term of awards; to interpret the Amended Plan; to make all decisions relating to the operation of the Amended Plan; and to adopt plans or subplans to provide for participation by employees of the Company and its subsidiaries and affiliates who reside outside of the United States. The Compensation Committee may delegate the power to grant awards to one or more officers of the Company to the extent permitted by applicable law and may delegate ministerial tasks to employees or other persons as it deems appropriate.

The Amended Plan permits the granting of stock options, stock appreciation rights, stock units (including RSUs) and stock grants. Employees (including executive officers and employee directors) and consultants of the Company, any parent, subsidiary or affiliate of the Company, and non-employee directors of the Company will be eligible to participate in the Amended Plan. As of April 14, 2023, approximately 50 employees (including employee directors and executive officers) and 5 non-employee directors, would have been eligible to participate in the Amended Plan. While consultants of the Company are eligible to receive equity awards under the Amended Plan, generally, it has not been the Company’s practice to award stock to consultants.

New Plan Benefits

The number of awards that our named executive officers, directors, other executive officers, and other employees may receive under the Amended Plan will be determined in the discretion of our Compensation Committee in the future, and our Compensation Committee has not made any determination to make future grants to any persons under the Amended Plan as of the date of this Proxy Statement. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the Amended Plan or the benefits that would have been received by such participants if the Amended Plan had been in effect in the fiscal year ended December 31, 2022.

Required Vote

The Amendment must be approved by an affirmative vote of the holders of shares representing a majority of the Company’s shares of Common Stock present at the Annual Meeting and entitled to vote on the proposal. Shares present and not cast, whether by abstention, broker non-votes or otherwise, will have no effect on the approval of the Amendment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE INTRUSION INC. 2021 OMNIBUS INCENTIVE PLAN.

20

PROPOSAL FOUR

APPROVAL OF THE

2023 EMPLOYEE STOCK PURCHASE PLAN

We are asking our stockholders to approve, in its entirety, our 2023 Employee Stock Purchase Plan (the "ESPP") to enable our employees to purchase shares of our Common Stock through voluntary payroll deductions. Our Board of Directors adopted the ESPP on April 12, 2023, subject to approval by our stockholders.

The Board of Directors believes that our success is due in large part to our highly talented employee base and that our future success depends on our ability to attract and retain high caliber personnel. The ESPP will be an important incentive tool supporting us in our continued efforts to attract, retain, and motivate qualified personnel, while also aligning the long-term value creation objectives of our workforce with those of our stockholders.

If approved by our stockholders, the ESPP will be effective at the conclusion of our Annual Meeting.

Summary of the ESPP

The ESPP provides eligible employees with an opportunity to purchase shares of our Common Stock at a discount through accumulated payroll deductions. The principal terms of the ESPP are summarized below. This summary is qualified in its entirety by reference to the full text of the ESPP, which is attached as Appendix B to this Proxy Statement.

The ESPP, including the right of participants to make purchases under the ESPP, is intended to qualify as an “Employee Stock Purchase Plan” under the provisions of Section 421 and 423 of the Code, although we may offer sub-plans or offerings that are not intended to meet the Section 423 requirements for employees outside the United States pursuant to the terms of the ESPP. The provisions of the ESPP shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of those sections of the Code. The ESPP will not be a qualified deferred compensation plan under Section 401(a) of the Code and is not subject to the provisions of ERISA.

Purpose

The purpose of the ESPP is to provide our employees with a means of acquiring an equity interest in Intrusion through payroll deductions, to enhance such employees’ sense of participation in our business, and to provide an incentive for continued employment through the opportunity to acquire equity at a discounted price.

Shares Reserved for Issuance

If approved, 1,000,000 shares of the Common Stock of Intrusion Inc. will be reserved and made available for issuance under the ESPP. The ESPP does not include an evergreen provision, thereby eliminating an annual automatic increase of shares. The closing price per share of our Class A Common Stock on April 13, 2023, was $1.26.

Offering Periods

The ESPP is currently expected to be administered through consecutive six-month periods referred to as “Offering Periods,” commencing on each January 1 and July 1, and ending on the succeeding June 30 and December 31, respectively. The Compensation Committee may change the duration and structure of future Offering Periods in accordance with the terms of the ESPP, provided that no Offering Period may extend for a period longer than 27 months.

On the first trading day of each Offering Period (the “Offering Date”), each eligible employee who has properly enrolled in that Offering Period in accordance with the rules prescribed by the Compensation Committee will be granted an option to purchase shares of our common stock to be funded by payroll deductions, based on the participant’s elected contribution rate. Unless a participant has properly withdrawn from the Offering Period, each option granted under the ESPP will automatically be exercised on the last trading day of the Offering Period (the “Purchase Date”). The purchase price will be equal to 85% of the lesser of the fair market value of our Common Stock on (i) the Offering Date and (ii) the Purchase Date.

21

Plan Administration

The ESPP will be administered by our Compensation Committee. Subject to the terms of the ESPP, the Compensation Committee will have the authority to, among other matters, determine the eligibility of participants, determine the terms and conditions of offerings under the ESPP, and construe and interpret the terms of the ESPP.

Eligibility

Generally, all of our employees, and employees of any of our subsidiaries designated by the Compensation Committee, will be eligible to participate in the ESPP; provided that employees who own (or are deemed to own as a result of stock attribution rules) stock constituting 5% or more of the total combined voting power or value of all classes of our stock or any of our subsidiaries will not be permitted to participate in the ESPP. The Compensation Committee may, in its discretion, exclude the following categories of employees from participation: (i) employees who are not employed prior to the beginning of an Offering Period, (ii) employees who are customarily employed 20 hours or less per week in a calendar year; (iii) employees who are customarily employed five months or less in a calendar year; (iv) certain “highly compensated” employees; (v) employees who are citizens or residents of a foreign jurisdiction, if such employee’s participation is prohibited under the laws of the jurisdiction governing such employee or compliance with the laws of the foreign jurisdiction would violate the requirements of Section 423 of the Code; (vi) employees who do not meet any other eligibility requirements that the Compensation Committee may choose to impose (within the limits permitted by the Code); and (vii) individuals who provide services to Intrusion who are reclassified as common law employees for any reason except for federal income and employment tax purposes.

As of April 14, 2023, approximately 50 of our employees would be eligible to participate in the ESPP.

Enrollment in the ESPP

Eligible employees become participants in the ESPP by completing a subscription agreement or enrolling online authorizing payroll deductions prior to the applicable Offering Date. A person who becomes employed after the commencement of an Offering Period may not participate in the ESPP until the commencement of the next Offering Period.

Contribution and Purchase Limitations

Unless otherwise determined by the Compensation Committee in accordance with the terms of the ESPP, no participant may (i) elect a contribution rate of more than 15% of his or her compensation (as defined in the ESPP) for the purchase of shares under the ESPP; (ii) purchase more than 1,500 shares of our Common Stock (which limit the Compensation Committee may increase or decrease provided such limit does not exceed 10,000 shares) under the ESPP on any one Purchase Date; or (iii) purchase shares that have a fair market value of more than $25,000, determined as of the Offering Date, in any calendar year in which the Offering Period is in effect.

Certain Corporate Transactions

If the number of outstanding shares of our Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification, or similar change in our capital structure without consideration, then the Compensation Committee will proportionately adjust the number of shares available under the ESPP, the purchase price, the number of shares any participant has elected to purchase, and the limit on the number of shares a participant may purchase on any one Purchase Date.

In the event of a Corporate Transaction (as defined in the ESPP), each outstanding right to purchase Common Stock under the ESPP will be assumed or an equivalent option substituted by the successor corporation. In the event that the successor corporation refuses to assume or substitute for the purchase right, the Offering Period with respect to which such purchase right relates will be shortened and provide for a new final Purchase Date, which shall occur on or prior to the consummation of the Corporate Transaction, as determined by the Compensation Committee. The ESPP shall terminate on the closing of the Corporate Transaction.

22

Term; Amendments and Termination

The ESPP terminates upon the issuance of all the shares of Common Stock reserved for issuance under the ESPP or an earlier termination of the ESPP by our Board of Directors or our Compensation Committee. The Compensation Committee may generally amend, suspend, or terminate the ESPP at any time without stockholder approval, except as may be required by applicable law or exchange listing rules.

Certain U.S. Federal Income Tax Consequences

The following is a general summary of the United States federal income tax consequences to us and to participants in the ESPP based on tax laws in effect as of the date of this proxy statement. This summary is not intended to be exhaustive and does not address all matters that may be relevant to any particular participant. Among other considerations, this summary does not describe the tax laws of any state, municipality, or foreign jurisdiction, or describe gift, estate, excise, payroll, or other employment taxes. Participants are advised to consult with their tax advisors regarding the tax consequences of participation in the ESPP. The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code and the following discussion assumes that it is so qualified.

Each participant’s payroll deductions under the ESPP will be made on an after-tax basis. Generally, the participant will not recognize any taxable income at the time he or she is granted an option to purchase shares of Common Stock during an Offering Period or at the time the option is exercised to purchase shares on behalf of the participant. The participant will generally only recognize taxable income (or loss) on the date the participant sells or otherwise disposes of the acquired shares. The particular tax consequence depends on the length of time such shares are held by the participant prior to the sale or disposition.

If the shares are sold or disposed of more than two years from the first day of the Offering Period during which the shares were purchased, and more than one year from the Purchase Date or if the participant dies while holding the shares, the participant (or his or her estate) will recognize ordinary income measured as the lesser of (i) the amount by which the fair market value of the shares on the Offering Date exceeded the purchase price of the shares (calculated as though the shares had been purchased on the Offering Date) and (ii) the excess of the fair market value of the shares at the time of such sale or other disposition over the purchase price. Any additional gain will be treated as long-term capital gain. If the shares are held for the holding periods described above but are sold for a price that is less than the purchase price, there is no ordinary income, and the participating employee has a long-term capital loss for the difference between the sale price and the purchase price. If the shares are sold or otherwise disposed of before the expiration of either of the holding periods described above, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares were held following the date they were purchased by the participant prior to disposing of them.

We are generally not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized upon a sale or disposition of shares prior to the expiration of the holding periods described above.

New Plan Benefits

Participation in the ESPP is voluntary and each eligible employee will have the discretion to determine whether and to what extent to participate in and contribute to the ESPP. Accordingly, the benefits and amounts that will be received or allocated to officers and other employees under the ESPP are not determinable at this time. Our non-employee directors will not be eligible to participate in our ESPP.

Vote Required

The approval of the ESPP requires the affirmative vote of a majority of the votes properly cast by the holders of shares present or represented by proxy at the meeting. Neither abstentions nor broker non-votes will be counted as votes cast for or against this proposal.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Common Stock as of March 28, 2023, unless otherwise indicated, by (1) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (2) each director and director nominee, (3) the Company’s current executive officers and (4) all current directors, nominees, and executive officers of the Company as a group. The persons and entities named in the table have sole voting and investment power with respect to all such shares owned by them, unless otherwise indicated.

Name of Beneficial Owner or Group (1)	Amount and Nature of Beneficial Ownership	Percent of Class (2)
Directors and Named Executive Officers:
Anthony Scott	40.446	*%
Anthony J. LeVecchio(3)	89,123	*%
James F. Gero (4)	474,659	2.21%
Katrinka B. McCallum	5,508	*%
Gregory K. Wilson	5,508	*%
Jamie M. Schnur	5,508	*%
T. Joe Head (5)	1,276,439	5.94%
All directors, director nominees, and executive officers as a group (7 persons) (6)	1,897,191	8.82%

5% or Greater Stockholders
Patsy A. Paxton	1,142,274	5.31%
James W. Harpel	1,169,992	5.44%
Michael L. Paxton (7)	1,539,956	7.16%
The Goldman Sachs Group, Inc.	1,095,754	5.10%

___________________

* Represents beneficial ownership of less than 1% of the outstanding shares of Common Stock.

(1)	The address for of the persons or entities shown in the foregoing table who are beneficial owners of more than 5% of the Common is 101 East Park Blvd, Suite 1200, Plano Texas 75074, except for Patty A Paxton, whose address is P.O. Box 227, Allen, TX 75002, James W. Harpel, whose address is c/o Palm Beach Capital 525 South Flagler Drive, Suite 201, West Palm Beach, FL 33401, Michael L. Paxton whose address is 1421 Huron Trail, Plano, TX 75075 and The Goldman Sachs Group, Inc., whose address is 200 West Street, New York NY 12082.
(2)	Beneficial ownership is calculated in accordance with the rules of the SEC in accordance with Rule 13d-3(d)(1) of the Exchange Act. The percentage of beneficial ownership is based on 21,090,238 shares of Common Stock issued outstanding as of March 28, 2023 and the number of shares beneficially owned by a person subject to restricted awards, options or warrants held that are currently exercisable, or will become exercisable or vest on or before May 16, 2023. However, these shares are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated in the footnotes to this table, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.
(3)	Includes 6,667 shares that Mr. LeVecchio may acquire upon exercise of options that are currently exercisable or will become exercisable on or before May 16, 2023.
(4)	Includes 58,000 shares that Mr. Gero may acquire upon exercise of options that are currently exercisable or will become exercisable on or before May 16, 2023.
(5)	Includes 100,000 shares that Mr. Head may acquire upon exercise of options that are currently exercisable or will become exercisable on or before May 16, 2023. Also includes 100,000 shares held by the Biblical Studies Foundation in which Mr. Head is President.
(6)	Includes an aggregate of 164,667 shares that may be acquired upon exercise of options of officers and directors that are currently exercisable or will become exercisable on or before May 16, 2023.
(7)	Includes 101,193 shares owned by Paxton Living Trust, Michael L. Paxton and Kathryn A. Paxton, Trustees and 1,410,541 shares owned by MKP Family, Ltd., Paxton Living Trust, General Partner.

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CERTAIN TRANSACTIONS WITH MANAGEMENT

During 2022, the Company retained the legal services of a third-party law firm for which the Company’s Chief Executive Officer is a senior advisor. The Company recognized $268,291 in expense for the year ended December 31, 2022 in general and administrative expense on the Consolidated Statements of Operations. The rates paid for legal services to the third-party firm were comparable to rates paid to other law firms providing legal services to the Company and the engagement of the law firm for the work performed for matters for which it was engaged was approved by the Board of Directors.

During 2022 and up until April 14, 2023, there have been no other transactions, or currently proposed transactions, between the Company and any of its executive officers, directors, director nominees, or 5% beneficial holders, or member of the immediate family of the foregoing persons, in which one of the foregoing individuals or entities had an interest of more than $120,000. It is the Company’s policy that any such transaction between these individuals and the Company would require the review and approval of our Board prior to being entered into.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Ownership Reporting. Section 16(a) of the Exchange Act requires the Company’s directors and officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation promulgated pursuant to the Exchange Act to furnish the Company with copies of all Section 16(a) report forms they file with the SEC.

Delinquent Section 16 Reports. Based solely on its review of the copies of such report forms received by it with respect to fiscal year 2022, the Company believes that all filing requirements applicable to its directors, officers and persons who own more than 10% of a registered class of the Company’s equity securities have been timely complied with in accordance with Section 16(a) of the Exchange Act.

STOCKHOLDER PROPOSALS

Stockholders may submit proposals on matters appropriate for stockholder action at subsequent annual meetings of the stockholders consistent with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be considered for inclusion in the Proxy Statement and Proxy relating to the 2024 Annual Meeting of Stockholders, such proposals must be received by the Company not later than December 8, 2023. Such proposals should be directed to Intrusion Inc., 101 East Park Blvd., Suite 1200, Plano, Texas 75074, Attention: Secretary (telephone: (972) 234-6400; telecopy: (972) 234-1467).

Pursuant to Rule 14a-4(c) of the Exchange Act of 1934, if a stockholder who intends to present a proposal at the 2024 Annual Meeting of Stockholders does not notify the Company of such proposal on or prior to February 9, 2024, then management proxies would be allowed to use their discretionary voting authority to vote on the proposal when the proposal is raised at the annual meeting, even though there is no discussion of the proposal in the 2024 proxy statement.

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ADDITIONAL INFORMATION AVAILABLE

Upon the written request of any stockholder, the Company will furnish, without charge, a copy of the Company’s 2022 Annual Report on Form 10-K, as filed with the SEC, including the financial statements and schedules thereto. The request should be directed to the Secretary at the Company’s offices indicated above.

The Company’s 2022 Annual Report on Form 10-K accompanies this Proxy Statement. The Annual Report on Form 10-K, which includes financial statements, is not to be deemed part of this Proxy Statement.

OTHER BUSINESS

As of the date of this Proxy Statement, the Board and management are not aware of any other matter, other than those described herein, which will be presented for consideration at the Meeting. Should any other matter requiring a vote of the stockholders properly come before the Meeting or any adjournment thereof, the enclosed Proxy confers upon the persons named in and entitled to vote the shares represented by such Proxy discretionary authority to vote the shares represented by such Proxy in accordance with their best judgment in the interest of the Company on such matters. The persons named in the enclosed Proxy also may, if it is deemed advisable, vote such Proxy to adjourn the Meeting from time to time.

Please sign, date, and return promptly the enclosed Proxy at your earliest convenience in the enclosed envelope, which requires no postage if mailed in the United States.

By Order of the Board of Directors

/s/ Anthony J. LeVecchio
Anthony J. LeVecchio
Chairman of the Board

Plano, Texas
April 14, 2023

26

APPENDIX A

INTRUSION INC.

AMENDED 2021 OMNIBUS INCENTIVE PLAN

1.             Purpose. The Intrusion Inc. 2021 Omnibus Incentive Plan was originally adopted and became effective on March 25, 2021, which was the date of its adoption by the Board, subject to the approval by the stockholders of the Company. The purpose of the Intrusion Inc. Amended 2021 Omnibus Incentive Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel and to provide a means whereby directors, officers, employees, consultants and advisors of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, including incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company’s stockholders.

2.             Definitions. The following definitions shall be applicable throughout the Plan:

(a)            “Affiliate” means each of the following: (a) any Subsidiary; (b) any Parent; (c) any corporation, trade or business (including without limitation a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; (d) any trade or business (including a partnership or limited liability company) which directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (e) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee; provided that, unless determined by the Committee, the Common Stock subject to any Award will constitute “service recipient stock” for purposes of Section 409A of the Code or will not subject the Award to Section 409A of the Code.

(b)            “Award” means any award under the Plan of any Stock Option, Stock Appreciation Right, Restricted Stock Award, Performance Award, Other Stock-Based Award or Other Cash-Based Award. All Awards shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.

(c)             “Award Agreement”means the written or electronic agreement setting forth the terms and conditions applicable to an Award.

(d)            “Board”means the Board of Directors of the Company.

(e)           “Cause”means, unless determined by the Committee in the applicable Award Agreement, with respect to a Participant’s Termination of Employment or Termination of Consultancy, the following: (a) in the case where there is no employment, consulting, change in control or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “cause” (or words of like import)), termination due to a Participant’s insubordination, dishonesty, fraud, incompetence, moral turpitude, willful misconduct, refusal to perform the Participant’s duties or responsibilities for any reason other than illness or incapacity, or materially unsatisfactory performance of the Participant’s duties for the Company or an Affiliate, as determined by the Committee in its good faith discretion; or (b) in the case where there is an employment, consulting, change in control or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), “cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “cause” only applies on occurrence of a change in control, such definition of “cause” shall not apply until a change in control actually takes place and then only with regard to a termination. With respect to a Participant’s Termination of Directorship, “cause” means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.

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(f)             “Change of Control” has the meaning set forth in Section 11(b) below.

(g)            “Change in Control Price” has the meaning set forth in Section 11(a)(ii).

(h)            “Code”means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any applicable Treasury Regulation.

(i)             “Committee”means any committee of the Board duly authorized by the Board to administer the Plan. If no committee is duly authorized by the Board to administer the Plan, the term “Committee” shall be deemed to refer to the Board for all purposes under the Plan.

(j)             “Common Stock” means the common stock, $.01 par value per share, of the Company.

(k)            “Company” means Intrusion Inc., and its successors by operation of law.

(l)             “Consultant” means any Person who is an advisor or consultant to the Company or its Affiliates.

(m)           “Disability” means, unless determined by the Committee in the applicable Award Agreement, with respect to a Participant’s Termination, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability. For Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.

(n)            “Effective Date” means the effective date of the Plan as defined in Section 15.

(o)            “Eligible Employees” means each employee of the Company or an Affiliate.

(p)            “Eligible Individual” means an Eligible Employee, independent Non-Employee Director, or Consultant who is designated by the Committee in its discretion as eligible to receive Awards subject to the conditions set forth in the Plan.

(q)           “Exchange Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the Exchange Act or applicable regulation includes such section or regulation, any valid regulation or interpretation, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(r)             “Fair Market Value” means, for purposes of the Plan, unless required by any applicable provision of the Code or regulations, as of any date and except as provided below, the last sales price reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded, or (b) if the Common Stock is not traded, listed or reported or quoted, the Committee shall determine in good faith the Fair Market Value in whatever manner it considers appropriate taking into account the requirements of Section 409A of the Code. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.

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(s)            “Family Member” means the Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in- law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which one or more of the foregoing described persons (and/or the Participant) have more than fifty percent (50%) of the beneficial interest, a foundation in which one or more of the foregoing described persons (and/or the Participant) control the management of assets, and any other entity in which one or more of the foregoing described persons (and/or the Participant) own more than fifty percent (50%) of the voting interests.

(t)             “Incentive Stock Option” means any Stock Option awarded to an Eligible Employee of the Company, its Subsidiaries and its Parents (if any) under the Plan intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

(u)            “Non-Employee Director” means a director or a member of the Board of the Company or any Affiliate who is not an active employee of the Company or any Affiliate.

(v)            “Non-Qualified Stock Option” means any Stock Option awarded under the Plan that is not an Incentive Stock Option.

(w)           “Other Cash-Based Award” means an Award granted pursuant to Section 10(c) of the Plan and payable in cash at such time or times and subject to such terms and conditions as determined by the Committee in its sole discretion.

(x)            “Other Stock-Based Award” means an Award under Section 10(a) of the Plan that is valued in whole or in part by reference to, or is payable in or based on, Common Stock, including warrants and including an Award valued by reference to an Affiliate.

(y)            “Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

(z)             “Participant” means an Eligible Individual to whom an Award has been granted pursuant to the Plan.

(aa)          “Performance Award” means an Award granted to a Participant pursuant to Section 9 of the Plan contingent upon achieving certain Performance Criteria, including restricted stock that vests upon the attainment of one or more Performance Criteria.

(bb)         “Performance Criteria” means specific levels of performance of the Company (and/or one or more of the Company’s Affiliates, divisions or operational and/or business units, business segments, administrative departments, or any combination of the foregoing) or any Participant, which may be determined in accordance with GAAP or on a non-GAAP basis including one or more of the following measures: (i) terms relative to a peer group or index; (ii) basic, diluted, or adjusted earnings per share; (iii) sales or revenue; (iv) earnings before interest, taxes, and other adjustments (in total or on a per share basis); (v) cash available for distribution; (vi) basic or adjusted net income or operating income; (vii) returns on equity, assets, capital, revenue or similar measure; (viii) level and growth of dividends; (ix) the price or increase in price of Common Stock; (x) total shareholder return; (xi) total assets; (xii) growth in assets, new originations of assets, or financing of assets; (xiii) equity market capitalization; (xiv) reduction or other quantifiable goal with respect to general and/or specific expenses; (xv) equity capital raised; (xvi) mergers, acquisitions, increase in enterprise value of Affiliates, Subsidiaries, divisions or business units or sales of assets of Affiliates, Subsidiaries, divisions or business units or sales of assets; and (xvii) any combination of the foregoing. Any one or more of the Performance Criteria may be stated as a percentage of another Performance Criteria, or used on an absolute or relative basis to measure the performance of the Company and/or one or more Affiliates as a whole or any divisions or operational and/or business units, business segments, administrative departments of the Company and/or one or more Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices.

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(cc)         “Performance Period” means the designated period during which the Performance Criteria must be satisfied with respect to the Award to which the Performance Criteria relate.

(dd)         “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a government or any branch, department, agency, political subdivision or official thereof.

(ee)          “Plan” means the Intrusion Inc. Amended 2021 Omnibus Incentive Plan, as set forth in this document as it may be amended from time to time.

(ff)           “Proceeding” has the meaning set forth in Section 14(h).

(gg)         “Reorganization” has the meaning set forth in Section 4(b)(ii).

(hh)         “Restricted Stock” means an Award of shares of Common Stock that is subject to restrictions described in Section 8(b)(v).

(ii)            “Restriction Period” has the meaning set forth in Section 8(b)(v)(I) with respect to Restricted Stock.

(jj)            “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.

(kk)          “Section 409A of the Code” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable Treasury Regulations and other official guidance.

(ll)            “Securities Act” means the Securities Act of 1933, as amended and all applicable rules and regulations. Reference to a specific section of the Securities Act or regulation shall include such section or regulation, any valid regulation or interpretation under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(mm)        “Stock Appreciation Right” means the right to an Award granted pursuant to Section 7.

(nn)         “Stock Option” or “Option” means any option to purchase shares of Common Stock granted to any Eligible Individual pursuant to Section 6.

(oo)         “Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

(pp)             “Ten Percent Stockholder” means a Person owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, each of its Subsidiaries or its Parent.

(qq)          “Termination” means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

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(rr)           “Termination of Consultancy” means: (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity which is retaining a Participant as a Consultant ceases to be an Affiliate, unless the Participant is, or becomes, a Consultant to the Company or another Affiliate before or at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of such Consultant’s consultancy, unless determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director. The Committee may define Termination of Consultancy in the Award Agreement, provided that any such change to the definition of the term “Termination of Consultancy” does not subject the applicable Award to Section 409A of the Code.

(ss)          “Termination of Directorship” means that the Non-Employee Director has ceased to be a director of the Company; except that if a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of such Non-Employee Director’s directorship, such Non-Employee Director’s ceasing to be a director of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.

(tt)           “Termination of Employment” means: (a) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (b) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant is, or becomes, employed by the Company or another Affiliate before or at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of such Eligible Employee’s employment, unless determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. The Committee may define Termination of Employment in the Award Agreement, provided that any such change to the definition of the term “Termination of Employment” does not subject the applicable Award to Section 409A of the Code.

(uu)         “Transfer” means: (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in any entity), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or dispose of (including the issuance of equity in any entity) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). “Transferred” and “Transferable” shall have a correlative meaning.

(vv)         “Special Circumstances” means such circumstances as determined and approved by the Board based upon the recommendation of the Committee.

3.             Administration.

(a)            Committee. The Plan shall be administered and interpreted by the Committee. To the extent required by applicable law, rule or regulation, it is intended that each member of the Committee shall qualify as (a) a “non-employee director” under Rule 16b-3, and (b) an “independent director” under the rules of any national securities exchange or national securities association, as applicable. If it is later determined that one or more members of the Committee do not so qualify, actions taken by the Committee before such determination shall be valid despite such failure to qualify.

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(b)           Grants of Awards. The Committee shall have full authority to grant, pursuant to the terms of the Plan, to Eligible Individuals: Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Awards, Other Stock-Based Awards, and Other Cash-Based Awards. In particular, the Committee shall have the authority:

(i)             to select the Eligible Individuals to whom Awards may from time to time be granted under this Plan;

(ii)            to determine whether and to what extent Awards, or any combination thereof, are to be granted to one or more Eligible Individuals;

(iii)           to determine the number of shares of Common Stock to be covered by each Award granted under this Plan;

(iv)           to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted under this Plan (including the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and, as applicable, the shares of Common Stock relating to such Award, based on such factors, if any, as the Committee shall determine, in its sole discretion);

(v)            to determine the amount of cash, if any, to be covered by each Award granted under this Plan;

(vi)           to determine whether, to what extent and under what circumstances grants of Options and other Awards under the Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside of the Plan;

(vii)          to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or Restricted Stock under Section 6;

(viii)         to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option;

(ix)            to impose a “blackout” period during which Options may not be exercised;

(x)             to determine whether to require a Participant, as a condition of the granting of any Award, to not sell or dispose of shares acquired pursuant to the exercise of an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Award;

(xi)           to modify, extend or renew an Award, provided, however, that such action does not subject the Award to Section 409A of the Code without the consent of the Participant; and

(xii)          solely to the extent permitted by applicable law, to determine whether, to what extent and under what circumstances to provide loans (which may be on a recourse basis and shall bear interest at the rate the Committee shall provide) to Participants in order to exercise Options under the Plan.

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(c)           Guidelines. Subject to Section 12, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating to such Award); and to supervise the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement relating to the Plan in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of the Plan. The Committee may adopt special guidelines and provisions for Persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws of such domestic or foreign jurisdictions. No action of the Committee under this Section 3(c) shall impair the rights of any Participant without the Participant’s consent.

(d)            Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

(e)           Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the bylaws of the Company, at such times and places as it shall deem advisable, including by telephone conference or by written consent to the extent permitted by applicable law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all of the Committee members in accordance with the bylaws of the Company, shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

(f)             Designation of Consultants/Liability.

(i)             The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan and (to the extent permitted by applicable law and applicable exchange rules) may grant authority to officers to grant Awards and/or execute agreements or other documents on behalf of the Committee. In the event of any designation of authority under the Plan , subject to applicable law, applicable stock exchange rules and any limitations imposed by the Committee in connection with such designation, such designee or designees shall have the power and authority to take such actions, exercise such powers and make such determinations that are designated to the Committee under the Plan.

(ii)            The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any Person designated pursuant to Section 3(f) shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it.

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(g)            Indemnification. To the maximum extent permitted by applicable law and the Certificate of Incorporation and bylaws of the Company and to the extent not covered by insurance directly insuring such Person, each officer or employee of the Company or any Affiliate and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Committee) or liability (including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of the Plan, except to the extent arising out of such officer’s, employee’s, member’s or former member’s own fraud or bad faith. Such indemnification shall be in addition to any right of indemnification the employees, officers, directors or members or former officers, directors or members may have under any separate agreement or contract, applicable law and/or the Certificate of Incorporation or bylaws of the Company or any Affiliate. This indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to such individual under the Plan.

4.             Share Limitation.

(a)           Shares. The aggregate number of shares of Common Stock that may be issued or used for reference purposes or with respect to which Awards may be granted under the Plan shall not exceed Two Million Five Hundred Thousand (2,500,000) shares (subject to any increase or decrease pursuant to Section 4(b), which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both. The maximum number of shares of Common Stock with respect to which Incentive Stock Options may be granted under the Plan shall be Two Million Five Hundred Thousand (2,500,000) shares. If any Option, Stock Appreciation Right or Other Stock-Based Awards granted under the Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised Award shall again be available for the purpose of Awards under the Plan. If any shares of Restricted Stock, Performance Awards or Other Stock-Based Awards denominated in shares of Common Stock awarded under the Plan to a Participant are forfeited for any reason, the number of forfeited shares of Restricted Stock, Performance Awards or Other Stock-Based Awards denominated in shares of Common Stock shall again be available for purposes of Awards under the Plan. If any shares of Common Stock are (i) withheld to satisfy tax withholding obligations on an Award issued under the Plan, (ii) tendered in order to satisfy the exercise price due with respect to an Award issued under the Plan, or (iii) repurchased by the Company using proceeds received upon exercise of a Stock Option, the number of shares of Common Stock so withheld, tendered or repurchased, as applicable, shall not be available for purposes of future Awards under the Plan. If a Stock Appreciation Right or a Limited Stock Appreciation Right is granted in tandem with an Option, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under the Plan. Any Award under the Plan settled in cash shall not be counted against the foregoing maximum share limitations.

(b)            Changes. The existence of the Plan and the Awards granted under the Plan shall not affect in any way the right or power of the Board, the Committee or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization, stock split, or other change in the Company’s capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate or (vi) any other corporate act or proceeding. Subject to the provisions of Section 11(b):

(i)             If the Company at any time subdivides (by any split, recapitalization or otherwise) the outstanding Common Stock into a greater number of shares of Common Stock, or combines (by reverse split, combination or otherwise) its outstanding Common Stock into a lesser number of shares of Common Stock, then the respective exercise prices for outstanding Awards that provide for a Participant elected exercise and the number of shares of Common Stock covered by outstanding Awards shall be appropriately adjusted by the Committee to prevent dilution or enlargement of the rights granted to, or available for, Participants under the Plan.

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(ii)            Excepting transactions covered by Section 11(b), if the Company effects any merger, consolidation, statutory exchange, spin-off, reorganization, sale or transfer of all or substantially all the Company’s assets or business, or other corporate transaction or event in such a manner that the Company’s outstanding shares of Common Stock are converted into the right to receive (or the holders of Common Stock are entitled to receive in exchange for such shares), either immediately or upon liquidation of the Company, securities or other property of the Company or other entity (each, a “Reorganization”), then, subject to the provisions of Section 11(b), (A) the aggregate number or kind of securities that may be issued under the Plan, (B) the number or kind of securities or other property (including cash) to be issued pursuant to Awards granted under the Plan (including as a result of the assumption of the Plan and the obligations under the Plan by a successor entity, as applicable), or (C) the purchase price for such securities, shall be appropriately adjusted by the Committee to prevent dilution or enlargement of the rights granted to, or available for, Participants under the Plan.

(iii)           If there shall occur any change in the capital structure of the Company other than those covered by Section 11 or this Section, including by reason of any extraordinary dividend (whether cash or equity), any conversion, any adjustment, any issuance of any class of securities convertible or exercisable into, or exercisable for, any class of equity securities of the Company, then the Committee may adjust any Award and make such other adjustments to the Plan to prevent dilution or enlargement of the rights granted to, or available for, Participants under the Plan.

(iv)          Any such adjustment determined by the Committee pursuant to this Section shall be final, binding and conclusive on the Company and all Participants and their respective heirs, executors, administrators, successors and permitted assigns. Any adjustment to, or assumption or substitution of, an Award under this Section shall be intended to comply with the requirements of Section 409A of the Code and Treasury Regulation §1.424-1 (and any amendments thereto), to the extent applicable. Except as expressly provided in this Section or in the applicable Award Agreement, a Participant shall have no additional rights under the Plan by reason of any transaction or event.

(v)            Fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 11 or this Section shall be aggregated until, and eliminated at, the time of exercise or payment by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be required with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

(c)            Minimum Purchase Price. If authorized but previously unissued shares of Common Stock are issued under the Plan, such shares shall not be issued for a consideration that is less than as permitted under applicable law.

(d)            Minimum Vesting Period. Each Award Agreement will require that an Award be subject to a minimum vesting period of at least one (1) year commencing from the grant date, or with respect to Awards that vest upon the attainment of Performance Criteria, a Performance Period that is at least one (1) year. However, an Award, other than an Award based on the attainment of a Performance Criteria, may vest during a period less than one (1) year under Special Circumstances. For the purpose of clarity, this Section 4(d) will not prevent the Committee from accelerating the vesting of any Award in accordance with any of the provisions set forth in this Plan.

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5.             Eligibility.

(a)           General Eligibility. All current and prospective Eligible Individuals are eligible to be granted Awards. Eligibility for the grant of Awards and actual participation in the Plan shall be determined by the Committee in its sole discretion.

(b)            Incentive Stock Options. Only Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under the Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in the Plan shall be determined by the Committee in its sole discretion.

(c)           General Requirement. The vesting and exercise of Awards granted to a prospective Eligible Individual are conditioned upon such individual actually becoming an Eligible Employee, Consultant or Non-Employee Director, respectively.

6.             Stock Option.

(a)            Options. Stock Options may be granted alone or in addition to other Awards granted under the Plan. Each Stock Option granted under the Plan shall be of one of two types: an Incentive Stock Option or a Non-Qualified Stock Option.

(b)            Grants. The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. The Committee shall have the authority to grant any Consultant or Non-Employee Director one or more Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion which does not so qualify shall constitute a separate Non-Qualified Stock Option.

(c)            Incentive Stock Options. No term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under Section 422.

(d)            Term of Options. Options granted under the Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee deems desirable:

(i)             Exercise Price. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Stock Option shall not be less than 100% (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110%) of the Fair Market Value of the Common Stock at the date of grant.

(ii)            Stock Option Term. The term of each Stock Option shall be fixed by the Committee, provided that no Stock Option shall be exercisable more than ten years after the date the Option is granted; and provided, further, that the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed five years.

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(iii)           Exercisability. Unless provided by the Committee, Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including that such Stock Option is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after the time of grant in whole or in part (including waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

(iv)           Method of Exercise. Subject to applicable installment exercise and waiting period provisions, to the extent vested, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) solely to the extent permitted by applicable law, if the Common Stock is traded on a national securities exchange, and the Committee authorizes, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; (iii) having the Company withhold shares of Common Stock issuable upon exercise of the Stock Option, or by payment in full or in part in the form of Common Stock owned by the Participant, based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee; or (iv) on such other terms and conditions as may be acceptable to the Committee (including having the Company withhold shares of Common Stock issuable upon exercise of the Stock Option, or by payment in full or in part in the form of Common Stock owned by the Participant, based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee). No shares of Common Stock shall be issued until payment has been made or provided for.

(v)           Non-Transferability of Options. No Stock Option shall be Transferable by the Participant other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant. The Committee may determine, in its sole discretion, at the time of grant or later that a Non-Qualified Stock Option that is not Transferable pursuant to this Section is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently Transferred other than by will or by the laws of descent and distribution and (ii) remains subject to the terms of the Plan and the applicable Award Agreement. Any shares of Common Stock acquired upon the exercise of a Non-Qualified Stock Option by a permissible transferee of a Non-Qualified Stock Option or a permissible transferee pursuant to a Transfer after the exercise of the Non-Qualified Stock Option shall be subject to the terms of the Plan and the Award Agreement.

(vi)           Termination by Death of Disability. Subject to the terms of the Award Agreement, if a Participant’s Termination is by reason of death or Disability, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant (or in the case of the Participant’s death, by the legal representative of the Participant’s estate) at any time within a period of one year from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options; provided, however, that, in the event of a Participant’s Termination by reason of Disability, if the Participant dies within such exercise period, all unexercised Stock Options held by such Participant shall be exercisable, to the extent to which they were exercisable at the time of death, for a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options.

(vii)          Involuntary Termination Without Cause. Subject to the terms of the Award Agreement, if a Participant’s Termination is by involuntary termination by the Company without Cause, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 90 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

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(viii)         Voluntary Resignation. Subject to the terms of the Award Agreement, if a Participant’s Termination is voluntary (other than a voluntary termination described in Section 6(d)(ix), all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 90 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

(ix)            Termination for Cause. Subject to the terms of the Award Agreement, if a Participant’s Termination (x) is for Cause or (y) is a voluntary Termination (as provided in Section 6(d)(viii) after the occurrence of an event that would be grounds for a Termination for Cause, all Stock Options, whether vested or not vested, that are held by such Participant shall terminate and expire as of the date of such Termination.

(x)             Unvested Options. Subject to the terms of the Award Agreement, Stock Options that are not vested as of the date of a Participant’s Termination for any reason shall terminate and expire as of the date of such Termination.

(xi)           Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under the Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or any Parent at all times from the time an Incentive Stock Option is granted until three months before the date of exercise (or such other period as required by applicable law), such Stock Option shall be treated as a Non-Qualified Stock Option. Should any provision of the Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

(xii)          Form, Modification, Extension and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of the Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may (i) modify, extend or renew outstanding Stock Options granted under the Plan (provided that the rights of a Participant are not reduced without such Participant’s consent and provided further that such action does not subject the Stock Options to Section 409A of the Code without the consent of the Participant), and (ii) accept the surrender of outstanding Stock Options (to the extent not previously exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not previously exercised). An outstanding Option may not be modified to reduce the exercise price nor may a new Option at a lower price be substituted for a surrendered Option (other than adjustments or substitutions in accordance with Section 4(b)(ii), unless such action is approved by the stockholders of the Company.

(xiii)          Deferred Delivery of Common Stock. The Committee may in its discretion permit Participants to defer delivery of Common Stock acquired pursuant to a Participant’s exercise of an Option in accordance with the terms and conditions established by the Committee in the applicable Award Agreement, to the extent such deferred delivery complies with the requirements of Section 409A of the Code.

(xiv)         Early Exercise. The Committee may provide that a Stock Option include a provision to permit the Participant to elect at any time before the Participant’s Termination to exercise the Stock Option as to any part or all of the shares of Common Stock subject to the Stock Option before the full vesting of the Stock Option and such shares shall be subject to the provisions of and be treated as Restricted Stock. Unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate.

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(xv)         Other Terms and Conditions. The Committee may include a provision in an Award Agreement providing for the automatic exercise of a Non-Qualified Stock Option on a cashless basis on the last day of the term of such Option if the Participant has failed to exercise the Non-Qualified Stock Option as of such date, with respect to which the Fair Market Value of the shares of Common Stock underlying the Non-Qualified Stock Option exceeds the exercise price of such Non-Qualified Stock Option on the date of expiration of such Option, subject to Section 14(o). Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of the Plan, as the Committee shall deem appropriate.

7.             Stock Appreciation Rights.

(a)            Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights granted under the Plan shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

(i)             Exercise Price. The exercise price per share of Common Stock subject to a Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.

(ii)            Term. The term of each Stock Appreciation Right shall be fixed by the Committee but shall not be greater than ten years after the date the right is granted.

(iii)           Exercisability. Unless provided by the Committee, Stock Appreciation Rights granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including without limitation that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including without limitation waiver of the installment exercise provisions or acceleration of the time at which such right may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

(iv)           Method of Exercise. Subject to applicable installment exercise and waiting period provisions Stock Appreciation Rights may be exercised in whole or in part at any time in accordance with the applicable Award Agreement, by giving written notice of exercise to the Company specifying the number of Stock Appreciation Rights to be exercised.

(v)            Payment. Upon the exercise of a Stock Appreciation Right, a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date that the right is exercised over the Fair Market Value of one share of Common Stock on the date that the right was awarded to the Participant.

(vi)           Termination. Subject to the provisions of the applicable Award Agreement and the Plan, upon a Participant’s Termination for any reason, Stock Appreciation Rights will remain exercisable following a Participant’s Termination on the same basis as Stock Options would be exercisable following a Participant’s Termination.

(vii)         Non-Transferability. No Stock Appreciation Rights shall be Transferable by the Participant other than by will or by the laws of descent and distribution, and all such rights shall be exercisable, during the Participant’s lifetime, only by the Participant.

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(b)            Limited Stock Appreciation Rights. The Committee may include a provision in an Award Agreement providing for the automatic exercise of a Stock Appreciation Right on a cashless basis on the last day of the term of such Stock Appreciation Right if the Participant has failed to exercise the Stock Appreciation Right as of such date, with respect to which the Fair Market Value of the shares of Common Stock underlying the Stock Appreciation Right exceeds the exercise price of such Stock Appreciation Right on the date of expiration of such Stock Appreciation Right, subject to Section 14(o). Stock Appreciation Rights may contain such other provisions, which shall not be inconsistent with any of the terms of the Plan, as the Committee shall deem appropriate.

8.              Restricted Stock.

(a)            Awards of Restricted Stock. Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Eligible Individuals, to whom, and the time or times at which, grants of Restricted Stock shall be made, the number of shares to be awarded, the price (if any) to be paid by the Participant (subject to Section 14(o)), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration, and all other terms and conditions of the Awards. The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance targets (including the Performance Criteria) or such other factor as the Committee may determine in its sole discretion.

(b)             Awards and Certificates. Eligible Individuals selected to receive Restricted Stock shall not have any right with respect to such Award, unless and until such Participant has delivered a fully executed copy of the agreement evidencing the Award to the Company, to the extent required by the Committee, and has complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

(i)             Purchase Price. The purchase price of Restricted Stock shall be fixed by the Committee. The purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.

(ii)            Acceptance. Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the grant date, by executing a Restricted Stock agreement and by paying whatever price (if any) the Committee has designated.

(iii)           Legend. Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented by this instrument are subject to the terms and conditions (including forfeiture) of the Intrusion Inc. 2021 Omnibus Incentive Plan (the “Plan”) and an Agreement entered into between the registered owner and the Company dated _______. Copies of such Plan and Agreement are on file at the principal office of the Company.”

(iv)           Custody. If stock certificates are issued in respect of shares of Restricted Stock, the Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions have lapsed, and that, as a condition of any grant of Restricted Stock, the Participant has delivered a duly signed stock power or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the shares subject to the Restricted Stock Award in the event that such Award is forfeited in whole or part.

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(v)           Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

(I)             Restriction Period. The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under the Plan during the period or periods set by the Committee (the “Restriction Period”) commencing on the date of such Award, as set forth in the Restricted Stock Award Agreement and such agreement shall set forth a vesting schedule and any event that would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, attainment of Performance Criteria pursuant to Section 9 and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may condition the grant or provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any Restricted Stock Award.

(II)           Performance Criteria. If the grant of shares of Restricted Stock or the lapse of restrictions is based on the attainment of Performance Criteria, the Committee shall establish the objective Performance Criteria and the applicable vesting percentage of the Restricted Stock applicable to each Participant or class of Participants in writing before the beginning of the applicable fiscal year or at such later date as determined by the Committee and while the outcome of the Performance Criteria are substantially uncertain. Such Performance Criteria may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including dispositions and acquisitions) and other similar type events or circumstances.

(vi)           Rights as a Stockholder. Except as provided in the Plan or as determined by the Committee in an Award Agreement, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company, including without limitation the right to receive dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. Payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period.

(vii)          Termination. Subject to the applicable provisions of the Award Agreement and the Plan, upon a Participant’s Termination for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will be forfeited in accordance with the terms and conditions established by the Committee.

(viii)         Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant, except as required by applicable law or other limitations imposed by the Committee.

9.             Performance Awards.

(a)            Performance Awards. The Committee may grant a Performance Award to a Participant payable upon the attainment of specific Performance Criteria. If the Performance Award is payable in shares of Common Stock, such shares shall be transferable to the Participant only upon attainment of the relevant Performance Criteria in accordance with Section 9(b)(v). If the Performance Award is payable in cash, it may be paid upon the attainment of the relevant Performance Criteria either in cash or in shares of Common Stock (based on the then current Fair Market Value of such shares), as determined by the Committee, in its sole and absolute discretion. Each Performance Award shall be evidenced by an Award Agreement in such form that is not inconsistent with the Plan and that the Committee may from time to time approve.

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(b)            Terms and Conditions. Performance Awards awarded pursuant to this Section 9 shall be subject to the following terms and conditions:

(i)    `         Earning of Performance Award. At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the Performance Criteria established pursuant to Section 9(b)(iii) are achieved and the percentage of each Performance Award that has been earned.

(ii)            Non-Transferability. Subject to the applicable provisions of the Award Agreement and the Plan, Performance Awards may not be Transferred during the Performance Period.

(iii)          Objective Performance Criteria, Formula or Standards. The Committee shall establish the objective Performance Criteria for the earning of Performance Awards based on a Performance Period applicable to each Participant or class of Participants in writing before the beginning of the applicable Performance Period or at such later date and while the outcome of the Performance Criteria are substantially uncertain. Such Performance Criteria may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including dispositions and acquisitions) and other similar type events or circumstances.

(iv)          Dividends. Unless determined by the Committee at the time of grant, amounts equal to dividends declared during the Performance Period with respect to the number of shares of Common Stock covered by a Performance Award will not be paid to the Participant.

(v)           Payment. Following the Committee’s determination, the Company shall settle Performance Awards, in such form (including without limitation in shares of Common Stock or in cash) as determined by the Committee, in an amount equal to such Participant’s earned Performance Awards.

(vi)           Termination. Subject to the applicable provisions of the Award Agreement and the Plan, upon a Participant’s Termination for any reason during the Performance Period for a given Performance Award, the Performance Award in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant.

(vii)         Accelerated Vesting. Based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Performance Award.

10.           Other Stock-based and Cash-based Awards.

(a)            Other Stock-Based Awards. The Committee is authorized to grant to Eligible Individuals Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or based on or related to shares of Common Stock, including without limitation shares of Common Stock awarded purely as a bonus and not subject to restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, stock equivalent units, restricted stock units, and Awards valued by reference to book value of shares of Common Stock. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall have authority to determine the Eligible Individuals, to whom, and the time or times at which, such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified Performance Period. The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified Performance Criteria as the Committee may determine, in its sole discretion; the Committee shall establish the objective Performance Criteria for the grant or vesting of such Other Stock-Based Awards based on a Performance Period applicable to each Participant or class of Participants in writing before the beginning of the applicable Performance Period and while the outcome of the Performance Criteria are substantially uncertain. Such Performance Criteria may incorporate, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including dispositions and acquisitions) and other similar type events or circumstances.

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(b)            Terms and Conditions. Other Stock-Based Awards made pursuant to this Section 10(b) shall be subject to the following terms and conditions:

(i)             Non-Transferability. Subject to the applicable provisions of the Award Agreement and the Plan, shares of Common Stock subject to Awards made under this Section 10(b) may not be Transferred before the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

(ii)            Dividends. Unless determined by the Committee at the time of Award, subject to the provisions of the Award Agreement and the Plan, the recipient of an Award under this Section 10(b) shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents in respect of the number of shares of Common Stock covered by the Award.

(iii)           Vesting. Any Award under this and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award Agreement, as determined by the Committee, in its sole discretion.

(iv)           Price. Common Stock issued on a bonus basis under this Section 10(b) may be issued for no cash consideration. Common Stock purchased pursuant to a purchase right awarded under this Section 10(b) shall be priced, as determined by the Committee in its sole discretion.

(c)            Other Cash-Based Awards. The Committee may from time to time grant Other Cash- Based Awards to Eligible Individuals in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by applicable law, as it shall determine in its sole discretion. Other Cash-Based Awards may be granted subject to the satisfaction of vesting conditions or may be awarded purely as a bonus and not subject to restrictions or conditions, and if subject to vesting conditions, the Committee may accelerate the vesting of such Awards at any time in its sole discretion. The grant of an Other Cash-Based Award shall not require a segregation of any of the Company’s assets for satisfaction of the Company’s payment obligation.

11.            Change in Control Provisions.

(a)            Benefits. In the event of a Change in Control of the Company (as defined below), and except as provided by the Committee in an Award Agreement, a Participant’s unvested Award shall not vest automatically and a Participant’s Award shall be treated in accordance with one or more of the following methods as determined by the Committee:

(i)             Awards, whether or not then vested, shall be continued, assumed, or have new rights substituted therefor, as determined by the Committee in a manner consistent with the requirements of Section 409A of the Code, and restrictions to which shares of Restricted Stock or any other Award granted before the Change in Control are subject shall not lapse upon a Change in Control and the Restricted Stock or other Award shall, where appropriate in the sole discretion of the Committee, receive the same distribution as other Common Stock on such terms as determined by the Committee; provided that the Committee may decide to award additional Restricted Stock or other Awards in lieu of any cash distribution. For purposes of Incentive Stock Options, any assumed or substituted Stock Option shall comply with the requirements of Treasury Regulation Section 1.424-1 (and any amendment thereto).

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(ii)            The Committee, in its sole discretion, may provide for the purchase of any Awards by the Company or an Affiliate for an amount of cash equal to the excess (if any) of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Awards, over the aggregate exercise price of such Awards. “Change in Control Price” shall mean the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company.

(iii)           The Committee may, in its sole discretion, terminate all outstanding and unexercised Stock Options, Stock Appreciation Rights, or any Other Stock-Based Award that provides for a Participant elected exercise, effective as of the date of the Change in Control, by delivering notice of termination to each Participant before the date of consummation of the Change in Control, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Change in Control, each such Participant may exercise in full all of such Participant’s Awards that are then outstanding (without regard to any limitations on exercisability contained in the Award Agreements), but any such exercise shall be contingent on the occurrence of the Change in Control, and, provided that, if the Change in Control does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void.

(iv)           The Committee may, in its sole discretion, provide for accelerated vesting or lapse of restrictions, of an Award at any time.

(b)            Change in Control. Unless determined by the Committee in the applicable Award Agreement or other written agreement with a Participant approved by the Committee, a “Change in Control” shall be deemed to occur if:

(i)             any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company), becoming the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;

(ii)            during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in subsections (b)(i), (iii), or (iv) of this Section or a director whose initial assumption of office occurs as a result of either an actual or threatened election contest or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

(iii)           a reorganization, merger or consolidation of the Company with any other corporation, other than (i) a reorganization, merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (ii) a reorganization, merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person (other than those covered by the exceptions in Section 11(b)(i)) acquires more than 50% of the combined voting power of the Company’s then outstanding securities; or

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(iv)           a complete liquidation or dissolution of the Company or the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets other than the sale or disposition of all or substantially all of the assets of the Company to a Person or Persons who beneficially own, directly or indirectly, 50% or more of the combined voting power of the outstanding voting securities of the Company immediately before the time of the sale. With respect to any Award that is characterized as “nonqualified deferred compensation” within the meaning of Section 409A of the Code, an event shall not be considered to be a Change in Control under the Plan for purposes of payment of such Award unless such event is also a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code.

(c)            Escrow and Withholding of Proceeds. To the extent the Board determines that the escrow or withholding of any proceeds with respect to any Awards is in the best interest of the Company in connection with a transaction that would result in a Change in Control, the Board shall, in its good faith, make any such determination, taking into account the requirements of Section 409A of the Code, and such determination shall be final, binding and conclusive. The Board may make any such determination with respect to any Awards and shall not be required to treat all Awards in the same manner.

12.           Termination of Amendment of Plan. The Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Section 422 or Section 409A of the Code), or suspend or terminate it entirely; provided, however, that, unless required by law or provided in this Plan, the rights of a Participant with respect to Awards granted before such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, that without the approval of the holders of the Company’s Common Stock entitled to vote in accordance with applicable law, no amendment may be made that would (a) increase the aggregate number of shares of Common Stock that may be issued under the Plan (except by operation of Section 4(b); (b) change the classification of individuals eligible to receive Awards under the Plan; (c) decrease the minimum option price of any Stock Option or Stock Appreciation Right; (d) extend the maximum option period under Section 6(d)(ii); (e) alter the Performance Criteria for Restricted Stock, Performance Awards or Other Stock-Based Awards; (f) award any Stock Option or Stock Appreciation Right in replacement of a canceled Stock Option or Stock Appreciation Right with a higher exercise price than the replacement award; or (g) in no event may the Plan be amended without the approval of the stockholders of the Company in accordance with the laws of the State of Delaware to increase the aggregate number of shares of Common Stock that may be issued under the Plan, decrease the minimum exercise price of any Award, or to make any other amendment that would require stockholder approval under Financial Industry Regulatory Authority (FINRA) rules and regulations or the rules of any exchange or system on which the Company’s securities are listed or traded at the request of the Company. The Board may amend the Plan or any Award Agreement at any time without a Participant’s consent to comply with applicable law including Section 409A of the Code. The Committee may amend the terms of any Award prospectively or retroactively, but no such amendment or other action by the Committee shall impair the rights of any holder without the holder’s consent.

13.           Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payment as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing in the Plan gives any such Participant any right that is greater than those of a general unsecured creditor of the Company.

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14.           General Provisions.

(a)            Legend. In addition to any legend required by the Plan, the certificates for such shares may include any legend that the Committee deems appropriate to reflect any restrictions on Transfer. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities exchange system upon whose system the Common Stock is then quoted, any applicable federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(b)           Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

(c)            No Right to Employment/Directorship/Consultancy. Neither the Plan nor the grant of any Option or other Award shall give any Participant or other employee, Consultant or Non-Employee Director any right with respect to continuance of employment, consultancy or directorship by the Company or any Affiliate, nor shall there be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate such employment, consultancy or directorship at any time.

(d)            Withholding of Taxes. The Company may deduct from any payment to be made pursuant to the Plan, or to require, before the issuance or delivery of shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company. Any minimum statutorily required withholding obligation with regard to any Participant may be satisfied, subject to the consent of the Committee, by reducing the number of shares of Common Stock deliverable or by delivering shares of Common Stock already owned. Furthermore, at the discretion of the Committee, any additional tax obligations of a Participant with respect to an Award may be satisfied by further reducing the number of shares of Common Stock, deliverable with respect to such Award, to the extent that such reductions do not result in any adverse accounting implications to the Company, as determined by the Committee. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

(e)           No Assignment of Benefits. No Award or other benefit payable under the Plan shall, except as provided by law or permitted by the Committee, be Transferable in any manner, and any attempt to Transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any Person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such Person.

(f)             Listing and Other Conditions.

(i)             Unless determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issuance of shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.

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(ii)            If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option or other Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act with respect to shares of Common Stock or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

(iii)           Upon termination of any period of suspension, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would have become available during the period of such suspension, but no such suspension shall extend the term of any Award.

(iv)           A Participant shall be required to supply the Company with certificates, representations and information that the Company requests and cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

(g)           Governing Law. The Plan and actions taken in connection with the Plan shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might govern under applicable principles of conflict of laws).

(h)            Jurisdiction; Waiver of Jury Trial. Any suit, action or proceeding with respect to the Plan or any Award Agreement, or any judgment entered by any court of competent jurisdiction in respect of any thereof, shall be resolved only in the courts of Collin County, Texas and the appellate courts having jurisdiction of appeals in such courts. In that context, and without limiting the generality of the foregoing, the Company and each Participant shall irrevocably and unconditionally (a) submit in any proceeding relating to the Plan or any Award Agreement, or for the recognition and enforcement of any judgment in respect thereof (a “Proceeding”), to the exclusive jurisdiction of the courts of Collin County, Texas, and appellate courts having jurisdiction of appeals from any of the foregoing, and agree that all claims in respect of any such Proceeding shall be heard and determined in such Texas court or, to the extent permitted by law, in such federal court, (b) consent that any such Proceeding may and shall be brought in such courts and waives any objection that the Company and each Participant may have to the venue or jurisdiction of any such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agree not to plead or claim the same, (c) waive all right to trial by jury in any Proceeding (whether based on contract, tort or otherwise) arising out of or relating to the Plan or any Award Agreement, (d) agree that service of process in any such Proceeding may be effected by mailing a copy of such process by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party, in the case of a Participant, at the Participant’s address shown in the books and records of the Company or, in the case of the Company, at the Company’s principal offices, attention General Counsel, and (e) agree that nothing in the Plan shall affect the right to effect service of process in any other manner permitted by the laws of the State of Texas.

(i)             Construction. Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever words are used in the Plan in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

(j)             Other Benefits. No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefit under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

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(k)            Costs. The Company shall bear all expenses associated with administering the Plan, including expenses of issuing Common Stock pursuant to Awards hereunder.

(l)             No Rights to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

(m)           Death/Disability. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require that the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

(n)            Section 16(b) of the Exchange Act. All elections and transactions under the Plan by Persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan.

(o)            Section 409A of the Code. The Plan is intended to comply with the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. To the extent that any Award is subject to Section 409A of the Code, it shall be paid in a manner that will comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. Any provision in the Plan that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with Section 409A of the Code and to the extent such provision cannot be amended to comply therewith, such provision shall be null and void. The Company shall have no liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee or the Company and, in the event that any amount or benefit under the Plan becomes subject to penalties under Section 409A of the Code, responsibility for payment of such penalties shall rest solely with the affected Participants and not with the Company. Any payment of “nonqualified deferred compensation” (within the meaning of Section 409A of the Code) that are required to be made under the Plan to a “specified employee” (as defined under Section 409A of the Code) as a result of such employee’s separation from service (other than a payment that is not subject to Section 409A of the Code) shall be delayed for the first six (6) months following such separation from service (or, if earlier, the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award Agreement) upon expiration of such delay period.

(p)            Successor and Assigns. The Plan shall be binding on all successors and permitted assigns of a Participant, including the estate of such Participant and the executor, administrator or trustee of such estate.

(q)           Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

(r)             Payments to Minors, Etc. Any benefit payable to or for the benefit of a minor, an incompetent Person or other Person incapable of receipt thereof shall be deemed paid when paid to such Person’s guardian or to the party providing or reasonably appearing to provide for the care of such Person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.

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(s)            Headings and Captions. The headings and captions in the Plan are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

(t)             Company Recoupment of Awards. A Participant’s rights with respect to any Award hereunder shall in all events be subject to (a) any right that the Company may have under any Company recoupment policy or other agreement or arrangement with a Participant, or (b) any right or obligation that the Company may have regarding the clawback of “incentive-based compensation” under Section 10D of the Exchange Act and any applicable rules and regulations.

15.           Effective Date of Plan. As amended herein by the Board on March __, 2023, the Plan became effective on March 25, 2021, which was the date of the original adoption of the Plan by the Board, as subsequently approved by the stockholders of the Company in accordance with the requirements of the laws of the State of Delaware.

16.           Term of Plan. No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the date that the Plan is adopted or the date of stockholder approval, but Awards granted before such tenth anniversary may extend beyond that date.

17.           Name of Plan. The Plan shall be known as the “Intrusion Inc. 2021 Omnibus Incentive Plan.”

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APPENDIX B

INTRUSION, INC.
2023 EMPLOYEE STOCK PURCHASE PLAN

1.              Establishment of Plan. Intrusion proposes to grant rights to purchase shares of Common Stock to eligible Employees of Intrusion and its Participating Corporations (as hereinafter defined) pursuant to this Plan. Intrusion intends this Plan to qualify as an “employee stock purchase plan” under Section 423 of the Code (including any amendments to or replacements of such Section), and this Plan will be so construed. Any term not expressly defined in this Plan but defined for purposes of Section 423 of the Code will have the same definition herein. Subject to Section 14, a total of 1,000,000 shares of Common Stock is reserved for issuance under this Plan. The number of shares reserved for issuance under this Plan will be subject to adjustments effected in accordance with Section 14 of this Plan. Capitalized terms not defined elsewhere in the text are defined in Section 27.

2.             Purpose. The purpose of this Plan is to provide eligible Employees of Intrusion and Participating Corporations with a means of acquiring an equity interest in Intrusion through payroll deductions (or other permitted contributions), to enhance such Employees’ sense of participation in the affairs of Intrusion.

3.              Administration.

(a)            The Plan will be administered by the Compensation Committee of the Board (the “Committee”), by the Board, or by the Committee’s delegate(s), as permitted by applicable law and provided herein. Subject to the provisions of this Plan and the limitations of Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of this Plan will be determined by the Committee or its delegate(s) and its decisions will be final and binding upon all Participants. The Committee or its delegate(s) will have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, and to determine eligibility. The Committee will have full authority to determine which eligible entities will be Participating Corporations, whether an offer to a Participating Corporation is intended to meet Code Section 423 requirements, and whether to have separate offerings and the terms of such offerings (in accordance with the Plan), and to decide upon any and all claims filed under the Plan. Every finding, decision and determination made by the Board, the Committee or its delegate(s) will, to the full extent permitted by law, be final and binding upon all parties. The Board or Committee will have the authority to determine the Fair Market Value of the Common Stock (which determination will be final, binding and conclusive for all purposes) in accordance with Section 8 below and to interpret Section 8 of the Plan in connection with circumstances that impact the Fair Market Value. Members of the Committee will receive no compensation for their services in connection with the administration of this Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of this Plan will be paid by Intrusion. For purposes of this Plan, the Committee may designate separate offerings under the Plan (the terms of which need not be identical) in which eligible Employees of one or more Participating Corporations will participate, even if the dates of the applicable Offering Periods of each such offering are identical. In this regard, and unless otherwise specified by the Committee, each offering of the Plan to the eligible Employees of Intrusion or a Participating Corporation will be deemed a separate offering for purposes of Code Section 423 and the provisions of the Plan will separately apply to each Offering. The Committee may establish rules to govern transfers of employment between Intrusion and its Participating Corporations and transfers of participation between separate offerings made under the Plan, consistent with any applicable Code Section 423 requirements and the terms of the Plan.

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4.              Eligibility. Any Employee of Intrusion or the Participating Corporations is eligible to participate in an Offering Period under this Plan except that the Committee may exclude any or all of the following (other than where prohibited by applicable law):

(a)            Employees who are not employed by Intrusion or a Participating Corporation prior to the beginning of such Offering Period or prior to such other time period as specified by the Committee or its delegate(s);

(b)            Employees who are customarily employed for twenty (20) or less hours per week;

(c)            Employees who are customarily employed for five (5) months or less in a calendar year;

(d)            Employees who are “highly compensated employees” of Intrusion or any Participating Corporation (within the meaning of Section 414(q) of the Code), or (ii) any employee who is a “highly compensated employees” with compensation above a specified level, who is an officer and/or is subject to the disclosure requirements of Section 16(a) of the Exchange Act;

(e)            Employees who are citizens or residents of a non-U.S. jurisdiction (without regard to whether they are also a citizen of the U.S. or a resident alien (within the meaning of Section 7701(b)(1)(A) of the Code)) if either: (i) such employee’s participation is prohibited under the laws of the jurisdiction governing such employee, or (ii) compliance with the laws of the non-U.S. jurisdiction would violate the requirements of Section 423 of the Code;

(f)             Employees who do not meet any other eligibility requirements that the Committee may choose to impose (within the limits permitted by the Code); and

(g)           individuals who provide services to Intrusion or any of its Participating Corporations as independent contractors who are reclassified as common law employees for any reason except for federal income and employment tax purposes.

The foregoing notwithstanding, (i) Employees who, together with any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code, own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of Intrusion or any of its Participating Corporations or who, as a result of being granted an option under this Plan with respect to such Offering Period, would own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of Intrusion or any of its Participating Corporations may not participate in the Plan and (ii) an individual will not be eligible if his or her participation in the Plan is prohibited by the law of any country that has jurisdiction over him or her or if he or she is subject to a collective bargaining agreement that does not provide for participation in the Plan.

5.              Offering Dates.

(a)            While the Plan is in effect, the Board or Committee may determine the duration and commencement date of each Offering Period, provided that an Offering Period will in no event be longer than twenty-seven (27) months. Offering Periods may be consecutive or overlapping. Each Offering Period may consist of one or more Purchase Periods during which payroll deductions of Participants are accumulated under this Plan. While the Plan is in effect, the Board or Committee may determine the duration and commencement date of each Purchase Period, provided that a Purchase Period will in no event end later than the close of the Offering Period in which it begins. Purchase Periods will be consecutive.

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(b)            Until otherwise determined by the Board or Committee, the Offering Periods under the Plan shall be sixmonths and will commence on each January 1 and July 1, with each such Offering Period also consisting of a single six-month Purchase Period. The Board or Committee will have the power to change these terms as provided in Section 5(a) above and Section 24 below.

6.              Participation in this Plan.

(a)            With respect to each Offering Period, an eligible Employee determined in accordance with Section 4 may elect to become a Participant by submitting the prescribed enrollment form (an “Enrollment Form”) in accordance with Intrusion’s procedures prior to the commencement of the Offering Period to which such agreement relates in accordance with such rules as Intrusion may determine.

(b)           Once an Employee becomes a Participant in an Offering Period, then such Participant will automatically participate in the Offering Period commencing immediately following the last day of such prior Offering Period at the same contribution level as was in effect in the prior Offering Period unless the Participant withdraws or is deemed to withdraw from this Plan or terminates further participation in the Offering Period as set forth in Section 11 below, or otherwise notifies Intrusion of a change in the Participant’s contribution level by filing an additional Enrollment Form in accordance with Intrusion’s procedures. A Participant that is automatically enrolled in a subsequent Offering Period pursuant to this subsection (b) is not required to file any additional Enrollment Form in order to continue participation in this Plan and (ii) will be deemed to have accepted the terms and conditions of the Plan and Enrollment Form in effect at the time each subsequent Offering Period begins, subject to Participant’s right to withdraw from the Plan in accordance with the withdrawal procedures in effect at the time.

7.              Grant of Option on Enrollment. Becoming a Participant with respect to an Offering Period will constitute the grant (as of the Offering Date) by Intrusion to such Participant of an option to purchase on the Purchase Date up to that number of shares of Common Stock determined by a fraction, the numerator of which is the amount of the applicable contribution level for such Participant multiplied by such Participant’s Compensation (as defined in Section 9 below) during such Purchase Period and the denominator of which is the lower of (i) eighty-five percent (85%) of the Fair Market Value of a share of the Common Stock on the Offering Date (but in no event less than the par value of a share of Intrusion’s Common Stock), or (ii) eighty-five percent (85%) of the Fair Market Value of a share of the Common Stock on the Purchase Date (but in no event less than the par value of a share of the Common Stock), and provided, further, that the number of shares of Common Stock subject to any option granted pursuant to this Plan will not exceed the lesser of (x) the maximum number of shares provided under this Plan, as may be changed by the Board or Committee pursuant to Section 10(b) below with respect to the applicable Purchase Date or (y) the maximum number of shares which may be purchased pursuant to Section 10(a) below with respect to the applicable Purchase Date.

8.              Purchase Price. The Purchase Price per share at which a share of Common Stock will be sold to a Participant in any Offering Period will be eighty-five percent (85%) of the lesser of:

(a)            The Fair Market Value on the Offering Date; or

(b)            The Fair Market Value on the Purchase Date.

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9.              Payment of Purchase Price; Payroll Deduction Changes; Share Issuances.

(a)            The aggregate Purchase Price of the shares purchased hereunder is accumulated by regular payroll deductions made during each Offering Period, unless Intrusion determines that contributions may be, or are required to be, made in another form (including payment by check at the end of a Purchase Period). The deductions are made as a percentage of the Participant’s Compensation in one percent (1%) increments not less than one percent (1%), nor greater than fifteen percent (15%) or such lower limit set by the Board or Committee. “Compensation” will mean base salary and regular hourly wages, not including bonuses and incentive compensation commissions and shift differentials; however, Intrusion may at any time prior to the beginning of an Offering Period determine that for that and future Offering Periods, Compensation may include any W-2 cash compensation, including without limitation base salary or regular hourly wages, bonuses, incentive compensation, commissions, overtime, shift premiums, plus draws against commissions. For purposes of determining a Participant’s Compensation, any election by such Participant to reduce his or her regular cash remuneration under Sections 125 or 401(k) of the Code will be treated as if the Participant did not make such election. Payroll deductions will commence on the first payday on or following the beginning of the Offering Period or as otherwise determined by rules established by Intrusion and will continue to the end of the applicable Offering Period unless sooner altered or terminated as provided in this Plan.

(b)            Except as provided in Section 9(c) below or as otherwise determined by the Committee, a Participant may not make changes in the percentage of payroll deductions during an Offering Period or Purchase Period. A Participant may increase or decrease the percentage of payroll deductions by completing a new authorization for payroll deductions prior to the beginning of a new Offering Period, within such timeframe as may be specified by Intrusion and pursuant to such Enrollment Form or other form as required by Intrusion, with such change becoming effective as of the Offering Date of such new Offering Period.

(c)            Subject to Section 24 below and to the rules of the Plan, a Participant may reduce his or her payroll deduction percentage to zero during an Offering Period by filing with Intrusion a request for withdrawal from participation at least fifteen (15) days before the applicable Purchase Date (or within such other time frame as specified by Intrusion), and after such withdrawal becomes effective no further payroll deductions will be made for the duration of the Offering Period. Payroll deductions accumulated on behalf of the Participant but not yet used to purchase shares prior to the effective date of the request will be refunded to the Participant. A reduction of the payroll deduction percentage to zero will be treated as such Participant’s withdrawal from such Offering Period and the Plan, effective as of the day following the filing date of such request with Intrusion.

(d)            All payroll deductions made for a Participant are credited to the Participant’s account under this Plan and are deposited with the general funds of Intrusion, and Intrusion will not be obligated to segregate such payroll deductions. No interest accrues on the payroll deductions. All payroll deductions received or held by Intrusion may be used by Intrusion for any corporate purpose.

(e)            On each Purchase Date, so long as this Plan remains in effect and provided that the Participant has not withdrawn from participation in the Offering Period at least fifteen (15) days before such Purchase Date (or within such other time frame as specified by Intrusion), Intrusion will apply the funds accumulated on behalf of the Participant to the purchase of whole shares of Common Stock reserved under the option granted to such Participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The Purchase Price per share will be as specified in Section 8 of this Plan. Any amount accumulated on behalf of a Participant on a Purchase Date which is less than the amount necessary to purchase a full share of Common Stock will be refunded to Participant in cash, without interest, at or shortly following the end of the Purchase Period or Offering Period, as the case may be, unless otherwise determined by Intrusion. No Common Stock will be purchased on a Purchase Date on behalf of any Employee who has ceased to provide services to either Intrusion or a Participating Corporation prior to such Purchase Date. In the event that this Plan has been oversubscribed, all funds accumulated on behalf of a Participant that are not used to purchase shares on the Purchase Date will be returned to the Participant, without interest.

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(f)             As promptly as practicable after the Purchase Date, Intrusion will issue shares for the Participant’s benefit representing the shares purchased upon exercise of the Participant’s option.

(g)            During a Participant’s lifetime, the option to purchase shares hereunder is exercisable only by the Participant. The Participant will have no interest or voting right in shares covered by the option until such option has been exercised.

(h)           To the extent required by applicable U.S. federal, state or local law, a Participant will make arrangements satisfactory to Intrusion and the Participant’s employer for the satisfaction of any withholding tax obligations that arise in connection with the Plan. At any time, Intrusion or the Participant’s employer may, but shall not be obligated to, withhold from the Participant’s wages or other cash compensation the amount necessary for Intrusion or the Participant’s employer to meet applicable withholding obligations, including up to the maximum permissible statutory rates and including any withholding required to make available to Intrusion or any Participating Corporation, as applicable, any tax deductions or benefits attributable to the sale or early disposition of shares of Common Stock. In addition, Intrusion or the Participant’s employer may, but shall not be obligated to, withhold from the proceeds of the sale of Common Stock or by any other method of withholding Intrusion or the Participant’s employer deems appropriate. Intrusion will not be required to issue any shares of Common Stock under the Plan until such obligations are satisfied.

10.            Limitations on Shares to be Purchased.

(a)            No Participant will be entitled to purchase stock under any Offering Period at a rate which, when aggregated with such Participant’s rights under all other employee stock purchase plans of a Participating Company intended to meet the requirements of Section 423 of the Code to purchase stock that are also outstanding in the same calendar year(s) under other Offering Periods or other employee stock purchase plans of Intrusion, its Parent and its Subsidiaries exceeds U.S. $25,000 in Fair Market Value, determined as of the Offering Date (or such other limit as may be imposed by the Code) for each calendar year in which such Offering Period is in effect (hereinafter the “Maximum Dollar Amount”), or such lower amount as is determined by the Board or the Committee. Intrusion may automatically suspend the payroll deductions of any Participant as necessary to enforce such limit; provided that when Intrusion automatically resumes such payroll deductions, Intrusion must apply the rate in effect immediately prior to such suspension. Alternatively, in Intrusion’s discretion and to the extent permissible under applicable law, if Intrusion does not automatically suspend payroll deductions of any Participant as necessary to enforce such limit or if payroll deductions exceed the amount that may be purchased pursuant to the Share Limit as defined in Section 10(b) below, Intrusion shall refund any accumulated payroll deductions that may not be applied to the purchase of shares due to the applicable Maximum Dollar Amount or Share Limit as determined by Sections 10(a) and (b), with such refund occurring as soon as practicable following the applicable Purchase Date without interest.

(b)            The Board or Committee may, in its sole discretion, set a lower maximum number of shares which may be purchased by any Participant during any Offering Period than that determined under Section 10(a) above, which will be the “Maximum Share Limit” for subsequent Offering Periods; provided, however, in no event will a Participant be permitted to purchase more than ten thousand (10,000) Shares during any one Purchase Period irrespective of the limits set forth in (a) and (b) hereof, or such lower share limit (the “Share Limit”) as the Committee may determine from time to time. The initial Share Limit is 1,500 shares during any one Purchase Period or such greater (not to exceed the Maximum Share Limit) or lesser number, in either case as the Committee or Board may determine. If a new Share Limit is set, then all Participants will be notified of such Share Limit prior to the commencement of the next Offering Period for which it is to be effective. The Share Limit will continue to apply with respect to all succeeding Offering Periods unless revised by the Board or Committee as set forth above.

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(c)            If the number of shares to be purchased on a Purchase Date by all Participants exceeds the number of shares then available for issuance under this Plan, then Intrusion will make a pro rata allocation of the remaining shares in as uniform a manner as will be reasonably practicable and as Intrusion determines to be equitable. In such event, Intrusion will give written notice of such reduction of the number of shares to be purchased under a Participant’s option to each Participant affected.

(d)           Any payroll deductions accumulated on behalf of a Participant which are not used to purchase stock due to the limitations in this Section 10, and not covered by Section 9(e), as applicable, will be returned to the Participant as soon as practicable after the end of the applicable Purchase Period, without interest.

11.            Withdrawal.

(a)            Each Participant may withdraw from an Offering Period under this Plan pursuant to a method specified by Intrusion. Such withdrawal may be elected at any time prior to the last fifteen (15) days of an Offering Period, or such other time period as specified by Intrusion.

(b)           Upon withdrawal from this Plan, the accumulated payroll deductions will be returned to the withdrawn Participant, without interest, and the Participant’s interest in this Plan will terminate. In the event a Participant voluntarily elects to withdraw from this Plan, the Participant may not resume participation in this Plan during the same Offering Period, but may participate in any Offering Period under this Plan which commences on a date subsequent to such withdrawal by re-enrolling in this Plan in the manner set forth in Section 6 above.

12.           Termination of Employment. If a Participant’s employment terminates for any reason, including without limitation retirement, death, disability, or the failure of a Participant to remain an eligible Employee of Intrusion or of a Participating Corporation, or the failure of a Parent, Subsidiary or Affiliate to remain a Participating Corporation for any reason, the Participant’s participation in this Plan will terminate as of the date of such termination. In such event, accumulated payroll deductions credited to the Participant will be returned to the Participant or, in the case of the Participant’s death, to the Participant’s legal representative, without interest. For purposes of this Section 12, an Employee will not be deemed to have ceased to provide services or failed to remain in the continuous employ of Intrusion or of a Participating Corporation in the case of sick leave, military leave, or any other leave of absence approved by Intrusion or as so provided pursuant to a formal policy adopted from time to time by Intrusion; provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute. Intrusion will have sole discretion to determine whether a Participant has terminated employment and the effective date on which the Participant terminated employment, regardless of any notice period required under local employment law.

13.            Return of Payroll Deductions. In the event a Participant’s interest in this Plan is terminated by withdrawal, termination of employment or otherwise, or in the event this Plan is terminated by the Board or Committee, Intrusion will deliver to the Participant all accumulated payroll deductions accumulated on behalf of such Participant which were not previously used to purchase Shares. No interest will accrue on the payroll deductions of a Participant in this Plan.

14.           Capital Changes. If the number or class of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of Intrusion, without consideration, then, as applicable, the number and class of Common Stock that may be delivered under the Plan, the Purchase Price per share, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised, and the numerical limits of Sections 1 and 10 will be proportionately adjusted, subject to any required action by the Board or the stockholders of Intrusion and in compliance with applicable securities laws; provided that fractions of a Share will not be issued.

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15.            Non-assignability. Neither payroll deductions accumulated on behalf of a Participant nor any rights with regard to the exercise of an option or to receive shares under this Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or, if permitted by the Committee or Intrusion, the designation of a beneficiary pursuant to a method specified by Intrusion) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition will be void and without effect.

16.            Use of Participant Funds and Reports. Intrusion may use all payroll deductions received or held by it under the Plan for any corporate purpose, and Intrusion will not be required to segregate Participant payroll deductions. Until Shares are issued, Participants will only have the rights of an unsecured creditor. Each Participant will receive a report containing, or otherwise have access to, the following information promptly after the end of each Purchase Period: the total payroll deductions (or other contributions) accumulated, the number of shares purchased, the Purchase Price thereof and the remaining cash balance, if any, carried forward or refunded, as determined by Intrusion, to the next Purchase Period or Offering Period, as the case may be.

17.            Notice of Disposition. Each U.S. taxpayer Participant will notify Intrusion in writing if the Participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within two (2) years from the Offering Date or within one (1) year from the Purchase Date on which such shares were purchased (the “Notice Period”). Intrusion may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to this Plan requesting Intrusion’s transfer agent to notify Intrusion of any transfer of the shares. The obligation of the Participant to provide such notice will continue notwithstanding the placement of any such legend on the certificates.

18.            No Rights to Continued Employment. Neither this Plan nor the grant of any option hereunder will confer any right on any Employee to remain in the employ of Intrusion or any Participating Corporation, or restrict any right Intrusion or any Participating Corporation may have to terminate such Employee’s employment.

19.            Equal Rights and Privileges. All eligible Employees granted an option under this Plan that is intended to meet the Code Section 423 requirements will have equal rights and privileges with respect to this Plan or within any separate offering under the Plan so that this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of this Plan which is inconsistent with Section 423 or any successor provision of the Code will, without further act or amendment by Intrusion, the Committee or the Board, be reformed to comply with the requirements of Section 423 (unless such provision applies exclusively to options granted under the Plan that are not intended to comply with Code Section 423 requirements). This Section 19 will take precedence over all other provisions in this Plan.

20.            Notices. All notices or other communications by a Participant to Intrusion under or in connection with this Plan will be deemed to have been duly given when received in the form specified by Intrusion at the location, or by the person, designated by Intrusion for the receipt thereof.

21.            Term; Stockholder Approval. This Plan originally became effective on the Effective Date. This Plan will be approved by the stockholders of Intrusion within twelve (12) months before or after the date this Plan is adopted by the Board. Any amendment to this Plan that requires approval by stockholders of Intrusion will be done in any manner permitted by applicable law. No purchase of shares that are subject to such stockholder approval before becoming available under this Plan will occur prior to stockholder approval of such shares and the Board or Committee may delay any Purchase Date and postpone the commencement of any Offering Period subsequent to such Purchase Date as deemed necessary or desirable to obtain such approval (provided that if a Purchase Date would occur more than twenty-four (24) months after commencement of the Offering Period to which it relates, then such Purchase Date will not occur and instead such Offering Period will terminate without the purchase of such shares and Participants in such Offering Period will be refunded their contributions without interest. This Plan will continue until the earlier to occur of (a) termination of this Plan by the Board or the Committee (which termination may be effected by the Board or the Committee at any time pursuant to Section 24 below) or (b) issuance of all of the shares of Common Stock reserved for issuance under this Plan.

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22.            Conditions Upon Issuance of Shares; Limitation on Sale of Shares. Shares will not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto will comply with all applicable provisions of U.S. law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the shares may then be listed, and will be further subject to the approval of counsel for Intrusion with respect to such compliance. Shares may be held in trust or subject to further restrictions as permitted by any Subplan.

23.            Applicable Law. The Plan will be governed by the substantive laws (excluding the conflict of laws rules) of the State of Texas.

24.            Amendment or Termination. The Board or the Committee, in its sole discretion, may amend, suspend, or terminate the Plan, or any part thereof, at any time and for any reason. If the Plan is terminated, the Board or the Committee, in its discretion, may elect to terminate all outstanding Offering Periods either immediately or upon completion of the purchase of shares of Common Stock on the next Purchase Date (which may be sooner than originally scheduled, if determined by the Board or the Committee in its discretion), or may elect to permit Offering Periods to expire in accordance with their terms (and subject to any adjustment pursuant to Section 14). If an Offering Period is terminated prior to its previously-scheduled expiration, all amounts then credited to Participants’ accounts for such Offering Period which have not been used to purchase shares of Common Stock will be returned to those Participants (without interest thereon, except as otherwise required under local laws) as soon as administratively practicable. Further, the Committee will be entitled to establish rules to change the Purchase Periods and Offering Periods, limit the frequency and/or number of changes in the amount withheld or contributed during a Purchase Period or an Offering Period, the Committee or Intrusion may permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the administration of the Plan, the Committee or Intrusion may establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as Intrusion or the Committee determines in its sole discretion advisable which are consistent with the Plan. Such actions will not require stockholder approval or the consent of any Participants. However, no amendment will be made without approval of the stockholders of Intrusion (obtained in accordance with Section 21 above) within twelve (12) months of the adoption of such amendment (or earlier if required by Section 21) if such amendment would increase the number of shares that may be issued under this Plan or otherwise require stockholder approval under Code Section 423. In addition, in the event the Board or Committee determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board or Committee may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequences including, but not limited to: (i) amending the definition of Compensation, including with respect to an Offering Period underway at the time; (ii) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price; (iii) shortening any Offering Period by setting a Purchase Date, including an Offering Period underway at the time of the Board or Committee action; (iv) reducing the maximum percentage of Compensation a participant may elect to set aside as payroll deductions; and (v) reducing the maximum number of shares of Common Stock a Participant may purchase during any Offering Period. Such modifications or amendments will not require approval of the stockholders of Intrusion or the consent of any Participants.

25.            Corporate Transactions. In the event of a Corporate Transaction, each outstanding right to purchase Intrusion Common Stock will be assumed or an equivalent option substituted by the successor corporation or a parent or a subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the purchase right, the Offering Period with respect to which such purchase right relates will be shortened by setting a new Purchase Date (the “New Purchase Date”) and will end on the New Purchase Date. The New Purchase Date will occur on or prior to the consummation of the Corporate Transaction, and the Plan will terminate on the consummation of the Corporate Transaction.

26.            Tax Qualification. Although Intrusion may endeavor to (i) qualify an option to purchase Intrusion Common Stock for favorable tax treatment under the laws of the U.S. or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), Intrusion makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan. Intrusion will be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants under the Plan.

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27.            Definitions.

(a)            “Affiliate” means any entity, other than a Subsidiary or Parent, (i) that, directly or indirectly, is controlled by, controls or is under common control with, Intrusion and (ii) in which Intrusion has a significant equity interest, in either case as determined by the Committee, whether now or hereafter existing.

(b)            “Board” means the Board of Directors of Intrusion.

(c)            “Code” means the U.S. Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

(d)            “Common Stock” means the common stock, $.01 par value per share, of the Company.

(e)            “Corporate Transaction” means the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of Intrusion representing fifty percent (50%) or more of the total voting power represented by Intrusion’s then outstanding voting securities; (ii) the consummation of the sale or disposition by Intrusion of all or substantially all of Intrusion’s assets; (iii) the consummation of a merger or consolidation of Intrusion with any other corporation, other than a merger or consolidation which would result in the voting securities of Intrusion outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of Intrusion or such surviving entity or its parent outstanding immediately after such merger or consolidation; or (iv) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of Intrusion give up all of their equity interest in Intrusion (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of Intrusion).

(f)             “Effective Date” means the date this amendment and restatement is approved by the stockholders of Intrusion, which shall be within twelve (12) months of the approval of the Plan by the Board.

(g)            “Employee” means any person providing services to Intrusion or any Participating Corporation as an employee. Neither service as a director nor payment of a director’s fee by Intrusion will be sufficient to constitute “employment” by Intrusion.

(h)            “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

(i)             “Fair Market Value” means, as of any date, the value of a share of Common Stock determined as follows:

(i)             if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in such source as the Board or Committee deems reliable, or if such principal national securities exchange is not open for business on the date that Fair Market Value is being determined, the closing price as reported on the preceding business day on which that exchange was open for business;

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(ii)            if such Common Stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination (or if such date is not a business day, on the preceding business day) as reported in such source as the Board or Committee deems reliable; or

(iii)           by the Board or the Committee in good faith.

(j)             “Offering Date” means the first U.S. business day of each Offering Period.

(k)            “Offering Period” means a period with respect to which the right to purchase Common Stock may be granted under the Plan, as determined by the Board or Committee pursuant to Section 5(a).

(l)             “Parent” has the same meaning as “parent corporation” in Sections 424(e) and 424(f) of the Code.

(m)           “Participant” means an eligible Employee who meets the eligibility requirements set forth in Section 4 and who elects to participate in the Plan, subject and pursuant to Section 6.

(n)            “Participating Corporation” means any Parent, Subsidiary or Affiliate that the Board designates from time to time as a corporation that will participate in this Plan.

(o)            “Plan” means this Intrusion, Inc. 2022 Employee Stock Purchase Plan, as may be amended from time to time.

(p)            “Purchase Date” means the last U.S. business day of each Purchase Period.

(q)            “Purchase Period” means a period during which contributions may be made toward the purchase of Common Stock under the Plan, as determined pursuant to Section 5(b).

(r)             “Purchase Price” means the price at which Participants may purchase shares of Common Stock under the Plan, as determined pursuant to Section 8.

(s)             “Securities Act” means the U.S. Securities Act of 1933, as amended.

(t)             “Subsidiary” has the same meaning as “subsidiary corporation” in Sections 424(e) and 424(f) of the Code.

(u)            “Intrusion” means Intrusion, Inc., a Delaware corporation, or any successor corporation.

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date SCAN TO VIEW MATERIALS & VOTE To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below . 0 0 0 0000606800_1 R1.0.0.6 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01) Anthony Scott 02) Anthony J. LeVecchio 03) James F. Gero 04) Katrinka B. McCallum 05) Gregory K. Wilson Abstain Against For 0 0 0 0 0 0 0 0 0 INTRUSION INC. 101 EAST PARK BLVD, SUITE 1200 PLANO, TX 75074 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/15/2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1 - 800 - 690 - 6903 Use any touch - tone telephone to transmit your voting instructions . Vote by 11 : 59 P . M . ET on 05 / 15 / 2023 . Have your proxy card in hand when you call and then follow the instructions . VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage - paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 . The Board of Directors recommends you vote FOR the following proposals: 2. Ratification of the appointment of Whitley Penn LLP as independent auditors of the Company for the fiscal year ending December 31, 2023. 3. To approve the Amended 2021 Omnibus Incentive Plan, as described in the accompanying Proxy Statement, set forth in Appendix A thereto. 4. To approve the Intrusion Inc. 2023 Employee Stock Purchase Plan, as described in the accompany Proxy Statement, as set forth in Appendix B thereto. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

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0000606800_2 R1.0.0.6 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10 - K and Proxy Statement are available at www.proxyvote.com INTRUSION INC. 101 East Park Blvd, Suite 1200 Plano, Texas 75074 Annual Meeting of Stockholders - May 16, 2023 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY The undersigned stockholder(s) of Intrusion Inc . , a Delaware corporation (the "Company"), hereby appoint(s) Anthony Scott and Kimberly Pinson, and either of them, attorneys - in - fact and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of common stock of the Company which the undersigned is/are entitled to vote at the Annual Meeting of Stockholders to be held at Company headquarters, 101 East Park Blvd, Suite 1200 , Plano, Texas 75074 , at 9 : 00 A . M . , Local Time, on Tuesday, May 16 , 2023 , and at any adjournment thereof . (Continued and to be marked, dated and signed, on the other side)